UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/14

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

Salient® MF Trust

Salient Risk Parity Fund
Salient Alternative Beta Fund
Salient Trend Fund
Salient MLP & Energy Infrastructure Fund II
Salient MLP Fund
Salient Global Equity Fund
Salient Broadmark Tactical Plus Fund

Shareholder Report
For the periods ended December 31, 2014

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management and other information.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We were pleased with the performance of the Salient Risk Parity Fund (the “Fund”) over 2014. As a result of the fund’s risk-balanced approach to diversification including an allocation to momentum, the Fund (Class I) produced a 13.99% return (attributable to losses from swap agreements offset by gains from futures contracts), while outperforming all other funds in Morningstar’s “Tactical Allocation” category.2

Share Class	Commencement Date	Net Performance without Sales Charge		60/40 Index[3] Return		MSCI AC World Index[3] Return		Barclays Aggregate Bond Index[3] Return
		2014	Average Annual Since Inception	2014	Average Annual Since Inception of Fund Share Class	2014	Average Annual Since Inception of Fund Share Class	2014	Average Annual Since Inception of Fund Share Class
Class A (SRPAX)	11/15/2012	13.58%	4.98%	5.01%	10.56%	4.16%	16.59%	5.97%	1.78%
Class C (SRPCX)	10/01/2012	12.84%	3.08%	5.01%	8.91%	4.16%	13.63%	5.97%	1.86%
Class I (SRPFX)	7/9/2012	13.99%	4.24%	5.01%	10.38%	4.16%	16.06%	5.97%	2.02%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2014	Since Inception
Class A (SRPAX)	11/15/2012	7.31%	2.22%
Class C (SRPCX)	10/01/2012	11.84%	3.08%

Source: Salient Advisors, L.P. and Bloomberg, December 2014.

Returns above as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 1.84% and 1.60% respectively, Class C shares are 2.59% and 2.35% respectively and Class I shares are 1.59% and 1.35% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Performance shown in the tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 Morningstar, December 2014. Past performance does not guarantee future results.

Morningstar, Inc. defines Tactical Allocation portfolios as portfolios that seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. To qualify for the tactical allocation category, the fund must have minimum exposures of 10% in bonds and 20% in equity. Next, the fund must historically demonstrate material shifts in sector or regional allocations either through a gradual shift over three years or through a series of material shifts on a quarterly basis. Within a three-year period, typically the average quarterly changes between equity regions and bond sectors exceeds 15% or the difference between the maximum and minimum exposure to a single equity region or bond sector exceeds 50%. Category Group Index: Morningstar Moderate Target Risk Category Index: Morningstar Moderately Aggressive Target Risk

3 The 60/40 Index represents an allocation of 60% MSCI AC World Index (Equities), 40% Barclays Aggregate Bond Index (Bonds) - formerly the Lehman Aggregate Bond Index through Nov. 2008. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclays Capital U.S. Aggregate Bond Index is a composite comprised of the Barclays Capital U.S. Intermediate Government/Credit Index and the Barclay Capital Mortgage-Backed Securities Index. All issues in the index are rated investment grade or higher, have a least one year to maturity, and have an outstanding par value of at least $100 million. Note that the Fund’s allocation may differ substantially from 60% equities and 40% stocks. The index returns are from 1/1/2013 onward. One cannot invest directly in an index. Index Performance does not reflect the deduction of fees and expenses.

Annual Update

In our semiannual update, we highlighted the merits of the diversification inherent in a risk parity approach citing how different asset classes contributed at different times over the first half of the year allowing the Fund to produce positive returns in five out of the six months (with the return in the other month being nearly flat). Over the second half of the year, long commodity positions consistently detracted from performance but were offset from contributions in other asset classes.

There was only one month during 2014 where all four sleeves of the Fund moved in the same direction. In the other 11 months, at least one sleeve produced negative returns. While it can be tempting to view the asset class with the negative return as a hindrance and wonder why the Fund did not have more exposure to the asset class with the best performance, the simple truth is that predicting which asset class will outperform in the future is an exceedingly difficult task. In a truly diversified portfolio, you expect to see sleeves moving in different directions so that unforeseen gains and losses can offset each other.

The Salient Risk Parity Fund includes a 25% risk allocation to “momentum.” This sleeve allows the portfolio to tilt exposures to the major asset classes in the other three sleeves (equities, sovereign debt, and commodities) based on market sentiment. Since this approach can go both long and short, it tends to be lowly correlated with the very asset classes it operates in while still generating a positive expected return. We believe that including this sleeve increases the potential diversification in the Fund.

The momentum sleeve proved valuable during the second half of 2014 as short tilts in commodities allowed the Fund to avoid potential losses that would have resulted from long only positions in the space. By the beginning of September, the momentum sleeve moved to a short position in every energy contract except natural gas. As a result, the momentum sleeve was the only additive component of the portfolio during September when equities, commodities and rates detracted. In November, the momentum sleeve contributed more than any other sleeve helping the Fund to its best month since inception with a 7.22% return.

If it were possible to accurately predict which asset class would perform best each year, investors would do best to forego diversification altogether and allocate 100% of their portfolios to the asset class that would perform best over the next holding period. However, history has shown that predicting asset class returns has been extremely difficult for even the most seasoned market professionals. This lack of certainty is the primary justification for risk parity. By allowing lowly correlated asset classes an equal chance to drive portfolio returns, risk parity strategies are designed to perform well across a variety of economic environments without making subjective bets as to what the next environment will look like. Put more simply, the investment industry makes a great deal of money selling crystal balls, but we don’t believe they exist.

The Fund’s allocation as of December 31, 2014 is shown in the pie chart below:

The data displayed in pie charts have been rounded to the nearest whole number for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., December 31, 2014.

Investment Strategies and Techniques

The Fund seeks long term capital appreciation. The Fund seeks to achieve this goal by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. While equities, commodities, and interest rates are asset classes, momentum is a strategy that trades the same underlying assets used in our long-only equity, commodity, and interest rate sleeves on a long/short basis. The momentum strategy buys exposure (i.e. “goes long”) assets that have appreciated in the past year and sells exposure (i.e. “goes short”) assets that have depreciated. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

Salient Advisors, L.P. (the “Advisor” or “Salient”) uses a mathematical approach in seeking to achieve the investment objective of the Fund. Using this approach, Salient determines the type, quantity, and mix of investment positions that the Fund should hold in order to achieve equal risk across asset classes/strategies and, to the degree possible, within the asset classes as well. The Advisor does not invest the assets of the Fund in securities or financial instruments based on its view of the investment merit of a particular security or instrument. In addition, the Advisor does not conduct conventional research or analysis, forecast market movements, or take defensive positions apart from those resulting from the systematic allocation to momentum.

The Fund invests, under normal conditions, in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes, without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.4

The Fund’s top five positions based on risk contribution as of December 31, 2014 are shown below:

Top 5 Positions by Risk	% of Risk
10 Yr UK Gilt Treasury	13.9%
10 Yr US Treasury	10.6%
10 Yr Australian Treasury	6.1%
S&P 500	5.1%
Russell 2000	4.9%

The calculation of risk contribution is based on modern portfolio theory’s calculation of portfolio risk and the contribution of a portfolio’s underlying assets to the portfolio risk are based on the dollar weights, standard deviation, and correlation as calculated by Salient Advisors, L.P.

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., December 31, 2014.

4 Portfolio composition is subject to change.

2015 Macro Update

2014 marked the end of the Federal Reserve’s third round of quantitative easing. Just as the Federal Reserve wound down its purchases of U.S. Treasury Bonds and mortgages, heightened geopolitical and economic risks emerged. Growth rates in China and the rest of the emerging world continue to dissipate, which we believe resulted in part of the falling asset values across commodities generally. Tensions in Eastern Europe persist with Russia redoubling its commitment to occupy Crimea, combating Ukrainian nationalists. On the Western Front, the Euro zone was troubled by mounting imbalances that have most recently set the stage for Greece’s shrugging off of austerity measures after Alexis Tsipras was elected as Prime Minister. Greece’s testing of European resolve will likely inform Italy’s actions as it struggles with similar fiscal budget challenges. The Islamic State in Iraq & Syria group (ISIS) and other terrorist groups who associate themselves with the causes of Islam continue to escalate their acts of terror, furthering the chasm between the world of Islam and the rest of the developed world.

While the Swiss National Bank’s removal of the Franc/Euro peg caught a number of hedge funds off guard, we’ve been contemplating the implications of negative nominal term interest rates. As of February 5, 2015, the Swiss 10-year government bond yielded -0.10%. Slowing global growth, an aging populous, high debt loads and stretched fiscal budgets have resulted in lower growth expectations and a greater threat of deflationary pressure. For the first time in modern economic history, at 0.37% yields, the 10-year German bond yield is on top of 10-year Japanese Government Bond yields at 0.36%. The European Central Bank (ECB) has entered into the world of quantitative easing with its first announced action which will involve the purchase of at least 1.14 trillion euros between March 2015 and September 2016.

Finally, the strength of the U.S. Dollar will likely challenge the rate of profit growth in the United States as domestic exports become less competitive overseas and profits from foreign operations are muted as they are translated back to U.S. Dollars. In sum, we find this to be a challenging environment with less margin of safety than what we observed during the first stages of the peripheral debt crisis in 2011 when the price-to-earnings ratio (P/E) of the MSCI World index ebbed at 12X (TTM Earnings) and high yield credit spreads spiked to nearly 9% over comparable U.S. Treasuries (Barclays High Yield Credit Index). The MSCI World Index currently has a P/E ratio of 17.7X (TTM earnings) and high yield credit spreads have fallen to less than 5%. In our opinion, it’s likely that U.S. equities and bonds more generally will generate returns over the next five years that are considerably lower than the returns generated over the past five years. We also expect greater volatility of returns as economic imbalances work their way through the system.

Summary

The Salient Risk Parity Fund is designed to take advantage of the increased potential return efficiency that stems from diversification. By balancing our exposure, we believe that we are creating a diversified portfolio that has the potential to deliver improved risk-adjusted returns through time. Over 2014, this diversified approach has performed well as gains from different asset classes offset losses in other asset classes, producing a steady return at the Fund level. We believe that the merits of a diversified approach become more evident over longer holding periods as economic regimes shift and different asset classes outperform. We thank you for your investment in the Fund and look forward to 2015.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

(Unaudited)

Salient Risk Parity Fund

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through July 31, 2015.

The 60/40 Index represents an allocation of 60% MSCI AC World Index (Equities), 40% Barclays Aggregate Bond Index (Bonds) - formerly the Lehman Aggregate Bond Index through Nov. 2008. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclays Capital U.S. Aggregate Bond Index is a composite comprised of the Barclays Capital U.S. Intermediate Government/Credit Index and the Barclay Capital Mortgage-Backed Securities Index. All issues in the index are rated investment grade or higher, have a least one year to maturity, and have an outstanding par value of at least $100 million. Note that the Fund’s allocation may differ substantially from 60% equities and 40% bonds. The index returns are from 1/1/2013 onward. One cannot invest directly in an index.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

After a difficult first four months of 2014, the Salient Alternative Beta Fund (the “Fund”) produced positive performance in seven of the eight months from May through December. Over this time, the Fund (Class I) gained 14.34%, leaving it down 9.1% for the year, which was attributable to gains from forward foreign currency exchange contracts offset by losses from futures contracts and swap agreements. While we are disappointed with the negative return since inception, we are encouraged by the results since May and believe that a divergence in global monetary policies is creating an environment where the strategies pursued in the Fund can thrive.

Share Class	Commencement Date	Net Performance without Sales Charge		HFRI Macro Index[2] Return
		2014	Average Annual Since Inception	2014	Average Annual Since Inception of Fund Share Class

Class A (SABAX)	3/28/2013	-9.16%	-7.86%	5.71%	2.24%

Class C (SABCX)	3/28/2013	-9.79%	-8.54%	5.71%	2.24%

Class I (SABFX)	2/28/2013	-9.10%	-5.58%	5.71%	2.36%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2014	Since Inception

Class A (SABAX)	3/28/2013	-14.20%	-10.75%

Class C (SABCX)	3/28/2013	-10.60%	-8.54%

Source: Salient Advisors, L.P. and Bloomberg, December 2014.

Returns above as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 2.16% and 1.62% respectively, Class C shares are 2.91% and 2.37% respectively and Class I shares are 1.91% and 1.37% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Performance shown in the tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 The HFRI Macro (Total) Index is an equally-weighted performance index of numerous hedge fund managers pursuing Macro strategies, which are predicated on theses about future movements in global macroeconomic variables and how financial instruments might respond to such movements. The Fund does not invest in hedge funds, rather it invests both long and short primarily in futures and forward contracts in order to gain exposure to a variety of non-traditional risk premia. The index only reports monthly data, thus the index returns above are from 4/1/2013 onwards (for Class A and C share comparisons) and from 3/1/2013 onwards (for I share comparison). One cannot invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Annual Update

As we discussed in our semi-annual update, we believe that the alternative risk exposures the Fund seeks out should have a positive expected return over time, and that including them alongside traditional holdings can potentially provide a valuable diversification benefit. We carefully chose the strategies in the Fund, selecting ones where we believe there is a positive risk premium in the strategy, theoretical justification for it to persist, and limited reason to believe it will lose value in sympathy with equities.

Over the course of 2014, we saw a split in international monetary policy as the US Federal Reserve announced an end to quantitative easing while many foreign central banks pursued more dovish measures. We believe that this split may create an environment that is more accommodative to the strategies pursued in the Fund. The best performing strategy for the year was currency carry followed by commodity momentum, commodity carry and trend. The Fund’s most defensive strategy, equity index value, detracted the most over the year with the majority of its losses occurring in the first quarter.

Over the second half of the year, the Trend sleeve contributed the most to Fund performance, continuing the streak of positive performance from the strategy that started in March. Rising volatility during July, September and December resulted in Volatility Carry detracting the most from performance over the second half of the year.

Heading in to 2015, we believe that investors who are concerned about the economic headwinds threatening global equity markets should consider including an allocation to strategies that pursue alternative risk premia. The Salient Alternative Beta Fund seeks to offer investors access to a collection of alternative return streams in a mutual fund that maintains daily liquidity. Since most of the strategies included in the Fund have zero net exposure to their underlying asset classes, we expect the Fund to remain lowly correlated with traditional asset class returns. We are encouraged by the Fund’s performance since May and look forward to 2015.

Investment Strategies and Techniques

The investment objective of the Salient Alternative Beta Fund is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Fund invests both long and short, primarily in futures and forward contracts, in order to gain exposure to a variety of non-traditional risk premia.

The Fund invests, under normal conditions, in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes, without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.3

3 Portfolio composition is subject to change.

The data displayed in pie chart have been rounded to the nearest tenth decimal for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., December 31, 2014.

2015 Macro Update

2014 marked the end of the Federal Reserve’s third round of quantitative easing. Just as the Federal Reserve wound down its purchases of U.S. Treasury Bonds and mortgages, heightened geopolitical and economic risks emerged. Growth rates in China and the rest of the emerging world continue to dissipate, which we believe resulted in part of the falling asset values across commodities generally. Tensions in Eastern Europe persist with Russia redoubling its commitment to occupy Crimea, combating Ukrainian nationalists. On the Western Front, the Euro zone was troubled by mounting imbalances that have most recently set the stage for Greece’s shrugging off of austerity measures after Alexis Tsipras was elected as Prime Minister. Greece’s testing of European resolve will likely inform Italy’s actions as it struggles with similar fiscal budget challenges. The Islamic State in Iraq & Syria group (ISIS) and other terrorist groups who associate themselves with the causes of Islam continue to escalate their acts of terror, furthering the chasm between the world of Islam and the rest of the developed world.

While the Swiss National Bank’s removal of the Franc/Euro peg caught a number of hedge funds off guard, we’ve been contemplating the implications of negative nominal term interest rates. As of February 5, 2015, the Swiss 10-year government bond yielded -0.10%. Slowing global growth, an aging populous, high debt loads and stretched fiscal budgets have resulted in lower growth expectations and a greater threat of deflationary pressure. For the first time in modern economic history, at 0.37% yields, the 10-year German bond yield is on top of 10-year Japanese Government Bond yields at 0.36%. The European Central Bank (ECB) has entered into the world of quantitative easing with its first announced action which will involve the purchase of at least 1.14 trillion euros between March 2015 and September 2016.

Finally, the strength of the U.S. Dollar will likely challenge the rate of profit growth in the United States as domestic exports become less competitive overseas and profits from foreign operations are muted as they are translated back to U.S. Dollars. In sum, we find this to be a challenging environment with less margin of safety than what we observed during the first stages of the peripheral debt crisis in 2011 when the price-to-earnings ratio (P/E) of the MSCI World index ebbed at 12X (TTM Earnings) and high yield credit spreads spiked to nearly

9% over comparable U.S. Treasuries (Barclays High Yield Credit Index). The MSCI World Index currently has a P/E ratio of 17.7X (TTM earnings) and high yield credit spreads have fallen to less than 5%. In our opinion, it’s likely that U.S. equities and bonds more generally will generate returns over the next five years that are considerably lower than the returns generated over the past five years. We also expect greater volatility of returns as economic imbalances work their way through the system.

Summary

We remain highly convinced of the merits of the strategies pursued by the Fund and are encouraged by the performance since May. We believe diversifying alternative return streams offer investors additional breadth beyond traditional investment options. This affords them the opportunity to spread the risk in their portfolio and avoid concentrated positions in a single asset class. The Salient Alternative Beta Fund seeks to provide investors looking to diversify their core market exposures an efficient means of accessing a collection of nine alternative strategies. We thank you for your investment in the Fund and look forward to 2015.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

(Unaudited)

Salient Alternative Beta Fund

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through July 31, 2015.

The HFRI Macro (Total) Index: is an equally weighted performance index of numerous hedge fund managers pursuing Macro strategies, which are predicated on theses about future movements in global macroeconomic variables and how financial instruments might respond to such movements. The Fund does not invest in hedge funds; rather it invests both long and short primarily in futures and forward contracts in order to gain exposure to a variety of non-traditional risk premia. The index only reports monthly data, thus the index returns above are from 4/1/2013 onwards (For Class A and C share comparisons) and from 3/1/2013 onwards (for I share comparison). One cannot invest directly in an index.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

After a difficult first quarter, the Salient Trend Fund (the “Fund”) produced positive performance in every month from April through December finishing the year up 14.21% (Class I), which was attributable to losses from futures contracts and swap agreements. The Fund was still outperforming the Barclays BTOP 50 Index for the second year in a row.

Share Class	Commencement Date	Net Performance without Sales Charge		Barclay BTOP50 Index[2] Return
		2014	Average Annual Since Inception	2014	Average Annual Since Inception of Fund Share Class

Class A (SPTAX)	3/28/2013	13.92%	16.39%	12.57%	6.28%

Class C (SPTCX)	3/28/2013	13.08%	15.46%	12.57%	6.28%

Class I (SPTIX)	1/2/2013	14.21%	18.21%	12.57%	6.60%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2014	Since Inception

Class A (SPTAX)	3/28/2013	7.68%	12.71%

Class C (SPTCX)	3/28/2013	12.08%	15.46%

Source: Salient Advisors, L.P. and Barclay Hedge, December 2014.

Returns above as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 1.98% and 1.62% respectively, Class C shares are 2.73% and 2.37% respectively and Class I shares are 1.73% and 1.37% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Performance shown in the tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The Barclay BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. To be included in the BTOP50, the trading advisors must be: open for investment, willing to provide daily returns, at least two years of trading activity, and the advisors must have at least three years of operating history. The BTOP50 portfolio is equally weighted among the selected programs at the beginning of each calendar year and is rebalanced annually. The BTOP50 consists of a subset of the advisors who make up the managed futures industry, whereas the Fund is a single advisor. The index returns are from 3/28/2013 onwards (For Class A and C share comparisons) and from 1/2/2013 onwards (for I share comparison). One cannot invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Annual Update

In our semi-annual update, we described how we designed the Salient Trend Fund with the goal of offering investors an impactful tool in building diversified portfolios. In our opinion, trend following strategies can provide an alternative means of hedging tail risk that has the potential to provide positive returns through time while remaining lowly correlated with traditional holdings. We have been pleased with the performance of the Fund and believe that it has provided the type of diversifying return stream that we were hoping to deliver.

Since the Fund’s inception, it has produced an 18.21% (Class I) annualized return with a 0.24 correlation to the S&P 500, -0.38 correlation to commodities and a 0.21 correlation to the Barclay’s Aggregate Bond Index,3 delivering the two key features of a sound alternative: positive returns and low correlations to traditional holdings. With growing uncertainty around international equity, commodity and fixed income markets, we believe that strategies like trend following have the potential to provide the diversification that many investors are seeking to move some of their portfolio away from traditional market exposure.

The Fund entered 2014 with long exposures across domestic, foreign developed and emerging market equities and short exposures to fixed income. The commodities sleeve was long energies, short metals and short agricultural commodities. By the second half of the year, the Fund shifted back to being long rates, a position that contributed to performance in five of the final six months in the year. September was the only month in the second half of the year when long rates positions did not produce a positive contribution to portfolio return. It was also the month when the Fund shifted to short positions in every energy contract with the exception of natural gas, contributing to a positive gain from commodity positions that was more than enough to offset losses from both rates and equities. Crude and Brent Oil both fell by more than 50% from September through the end of the year. In November, short commodity, long equity and long fixed income positions produced positive performance from each asset class, resulting in the Fund’s largest single month gain since inception (+11.45%).

Even though short positions in energies were additive over the final four month of 2014, the size of our short positions started coming down by the end of the year. Our allocation framework seeks a certain risk contribution from each position and dynamically adapts to changes in volatility and correlation. Since volatility in energies increased during the last four months, our model required less exposure to realize the risk target, illustrating the dynamic nature of the strategy.

The following attribution graph shows the contribution of each of the major asset class returns to the total portfolio for the twelve months ending December 31, 2014:

3 Source: Bloomberg, correlations are based on monthly returns as of December 31, 2014.

The Fund’s risk allocation as of December 31, 2014 is shown in the pie charts below:

The data displayed in the pie charts have been rounded to the nearest tenth for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., December 31, 2014.

Investment Strategies and Techniques

The Fund seeks long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Fund seeks to achieve this goal by constructing a portfolio that captures short, medium and long term price trends. The Fund can invest in equities, commodities, interest rates, and currencies. Risk is measured in terms of a statistic called covariance, which measures the degree to which assets have moved together historically.

The Fund’s investment process begins with the construction of a proprietary, systematic trend following strategy. Next, the Fund determines which global markets are appropriate for this strategy. The Fund then constructs a portfolio in which it attempts to balance the risk contribution of each trend following strategy and the asset classes within each strategy and for which it targets a 20% annualized standard deviation of returns. The risk calculation is derived from each strategy’s standard deviation of returns, its correlation with each of the other strategies within the portfolio and the percentage weight of each strategy within the portfolio. The portfolio is rebalanced dynamically according to this framework on a monthly basis.4

The Fund invests, under normal conditions, in derivatives that create economic leverage and whose performance is expected to correspond to the performance of the underlying asset classes, without investing directly in those asset classes. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of swaps and other derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Each of these risks is greater for the Fund than mutual funds that do not use derivatives to implement their investment strategy.4

4 Portfolio composition is subject to change.

The Fund’s top five long and short positions based on risk contribution as of December 31, 2014 are shown below:4

LONG POSITIONS		SHORT POSITIONS

Holding	% Risk Allocation	Holding	% Risk Allocation
10 Yr Australian Treasury	4.4%	Lead Futures	5.4%
10 Yr Gilt Treasury	4.0%	Copper Futures	4.1%
S&P CNX Nifty	3.8%	Silver Futures	3.9%
S&P 500	3.8%	Heating Oil Futures	3.8%
S&P Midcap 400	3.6%	Gasoline Futures	3.8%

Allocations are subject to change. Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all securities purchased or held by the Fund, and it should not be assumed that the investment in the securities was or will be profitable. Source: Salient Advisors, L.P., December 31, 2014.

2015 Macro Update

2014 marked the end of the Federal Reserve’s third round of quantitative easing. Just as the Federal Reserve wound down its purchases of U.S. Treasury Bonds and mortgages, heightened geopolitical and economic risks emerged. Growth rates in China and the rest of the emerging world continued to dissipate, which we believe resulted in part of the falling asset values across commodities generally. Tensions in Eastern Europe persisted with Russia redoubling its commitment to occupy Crimea, combating Ukrainian nationalists. On the Western Front, the Euro zone was troubled by mounting imbalances that have most recently set the stage for Greece’s shrugging off of austerity measures after Alexis Tsipras was elected as Prime Minister. Greece’s testing of European resolve will likely inform Italy’s actions as it struggles with similar fiscal budget challenges. The Islamic State in Iraq & Syria group (ISIS) and other terrorist groups who associate themselves with the causes of Islam continued to escalate their acts of terror, furthering the chasm between the world of Islam and the rest of the developed world.

While the Swiss National Bank’s removal of the Franc/Euro peg caught a number of hedge funds off guard, we’ve been contemplating the implications of negative nominal term interest rates. As of February 5, 2015, the Swiss 10-year government bond yielded -0.10%. Slowing global growth, an aging populous, high debt loads and stretched fiscal budgets have resulted in lower growth expectations and a greater threat of deflationary pressure. For the first time in modern economic history, at 0.37% yields, the 10-year German bond yield is on top of 10-year Japanese Government Bond yields at 0.36%. The European Central Bank (ECB) has entered into the world of quantitative easing with its first announced action, which will involve the purchase of at least 1.14 trillion euros between March 2015 and September 2016.

Finally, the strength of the U.S. Dollar will likely challenge the rate of profit growth in the United States as domestic exports become less competitive overseas and profits from foreign operations are muted as they are translated back to U.S. Dollars. In sum, we find this to be a challenging environment with less margin of safety than what we observed during the first stages of the peripheral debt crisis in 2011 when the price-to-earnings ratio (P/E) of the MSCI World index ebbed at 12X (TTM Earnings) and high yield credit spreads spiked to nearly 9% over comparable U.S. Treasuries (Barclays High Yield Credit Index). The MSCI World Index currently has a P/E ratio of 17.7X (TTM earnings) and high yield credit spreads have fallen to less than 5%. In our opinion, it’s likely that U.S. equities and bonds more generally will generate returns over the next five years that are considerably lower than the returns generated over the past five years. We also expect greater volatility of returns as economic imbalances work their way through the system.

Summary

We were happy to see the Fund bounce back from a beginning of year drawdown and outperform its benchmark for a second year in a row. We believe the Fund offers a meaningfully different return stream from most traditional holdings as evidenced by the low correlations to major asset classes since inception. Since its launch in January 2013, the Fund has delivered the return profile that we intended to offer, providing investors with a diversifying portfolio building block. We appreciate your investment and look forward to 2015.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Lee Partridge

Chief Investment Officer

Roberto M. Croce, Ph.D.

Director of Quantitative Research

(Unaudited)

Salient Trend Fund

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through July 31, 2015.

The Barclay BTOP50 Index: seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. To be included in the BTOP50, the trading advisors must be: open for investment, willing to provide daily returns, at least two years of trading activity, and the advisors must have at least three years of operating history. The BTOP50 portfolio is equally weighted among the selected programs at the beginning of each calendar year and is rebalanced annually. The BTOP50 consists of a subset of the advisors who make up the managed futures industry, whereas the Fund is a single advisor. The index returns are from 3/27/2013 onwards (For Class A and C share comparisons) and from 1/2/2013 onwards (for I share comparison). One cannot invest directly in an index.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the annual report of the Salient MLP & Energy Infrastructure Fund II (the “Fund”) for the year ended December 31, 2014. The Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Fund generated a net total return of 8.6% (Class I) for the year ended December 31, 2014, compared to 4.8%, for the Alerian MLP Index (“AMZ”).2 The Fund ended the third quarter of 2014 up 24.5%, compared to 19.5% for the AMZ. In the fourth quarter of 2014, the Fund’s performance declined (12.8%), compared to (12.3%) for the AMZ, which was the third worst quarter in the history of the index.

The rapidly falling price of crude oil was the single biggest factor behind MLP performance. The price of West Texas Intermediate (“WTI”) crude oil fell (41.6%) in the fourth quarter of 2014. Ironically, we believe that MLP selling was exacerbated during 4Q because MLPs had done so well up to that point. Going into 4Q, the AMZ had gained a 19% total return year-to-date. As such, we believe a “sell your winners” scenario occurred. The three largest detractors in the Fund during the fourth quarter were The Williams Companies, Inc. (WMB), Targa Resources Corp. (TRGP), and ONEOK, Inc. (OKE). Going into the quarter, WMB had gained 47.1%, TRGP was up 56.6%, and OKE was up 23.41%. We believe investors decided to book profits with oil’s decline showing no sign of abating.

As of December 31, 2014, the Fund had total net assets of $1.48 billion and a NAV per share (for Class I) of $13.29.

Share Class	Commencement Date	Net Performance without Sales Charge		Alerian MLP Index Return
		2014	Average Annual Since Inception	2014	Average Annual Since Inception of Fund Share Class

Class A (SMAPX)	12/21/2012	8.35%	19.31%	4.81%	14.45%

Class C (SMFPX)	1/8/2013	7.53%	17.10%	4.81%	12.55%

Class I (SMLPX)	9/19/2012	8.56%	18.34%	4.81%	11.75%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2014	Since Inception

Class A (SMAPX)	12/21/2012	2.41%	16.02%

Class C (SMFPX)	1/8/2013	6.53%	17.10%

Sources: Salient Capital Advisors, LLC and Alerian Capital Management, December 2014.

Returns above as of 12/31/2014.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated April 30, 2014 are as follows: Class A shares are 2.65% and 2.49% respectively, Class C shares are 3.40% and 3.24% respectively and Class I shares are 2.40% and 2.24% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Performance shown in the tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class. An investor may not invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

The Fund’s portfolio composition and holdings at December 31, 2014 are shown below:

Sector Composition3,4

as of 12/31/2014

Top 10 Holdings3,4

as of 12/31/2014

Company Name	Ticker	Sector	Allocation
Kinder Morgan, Inc.	KMI	Midstream Company	9.6%
The Williams Companies, Inc.	WMB	Midstream Company	7.5%
Targa Resources Corp.	TRGP	Midstream Company	7.2%
Plains GP Holdings, L.P.	PAGP	Midstream Company	6.4%
EnLink Midstream LLC	ENLC	Midstream Company	5.1%
ONEOK, Inc.	OKE	Midstream Company	4.8%
SemGroup Corporation	SEMG	Midstream Company	4.2%
Spectra Energy Corp	SE	Midstream Company	4.1%
NRG Yield, Inc.	NYLD	Yield Co.	3.5%
Enbridge Energy Management, L.L.C.	EEQ	MLP Affiliate	3.1%

3 Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all of the securities purchased or held by the Fund, and it should not be assumed that the investment in the securities identified was or will be profitable. Cash includes cash equivalents and unsettled security positions. Allocations are subject to change.

4 Source: Salient Capital Advisors, LLC, December 2014.

For the year ended December 31, 2014, the top contributors and bottom detractors to the Fund’s performance included:

Top 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	Kinder Morgan Management, LLC	KMR	37.99%	2.1%
2	Targa Resources Corp.	TRGP	21.99%	1.5%
3	Enbridge Energy Management, L.L.C.	EEQ	41.70%	1.3%
4	Kinder Morgan, Inc.	KMI	23.93%	1.2%
5	The Williams Companies, Inc.	WMB	17.91%	1.0%

Bottom 5 Detractors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	LinnCo, LLC	LNCO	(59.99%)	(1.8%)
2	Seadrill Partners LLC	SDLP	(43.92%)	(0.9%)
3	ONEOK, Inc.	OKE	(16.93%)	(0.7%)
4	Memorial Production Partners LP	MEMP	(22.61%)	(0.4%)
5	Teekay Corporation	TK	(24.51%)	(0.4%)

Source: Salient Capital Advisors, LLC, December 2014. For illustrative purposes only. Past performance is not indicative of future results. Numbers have been rounded for illustrative purposes.

Market Review

The recent rout in crude oil prices continued through November culminating in OPEC’s Thanksgiving Day announcement that it would maintain its production quota at 30 mmbbl/d.5,6 Crude oil plummeted 10% the following day, ending the month at a five-year low of $66.15/bbl down nearly 40% from its June high. Investors, fearing sizable cuts to Exploration & Production (E&P) capital expenditure budgets due to low commodity prices, indiscriminately dumped Master Limited Partnerships (MLP) and the AMZ fell 5.3% on the final day of November and an additional 4.4% the following Monday, December 1st, to mark a third consecutive negative month for MLPs.

Ironically, we believe that at least some of the MLP underperformance of the last few months can be attributed to the increased maturity of the asset class. The Salient MLP investable universe had grown to an aggregate of $850 billion by the end of August up from just over $100 billion in 2009.7 As the space has matured, we believe that many investment firms now manage MLPs as a component of their overall energy portfolios rather than as an alternative investment vehicle. As such, with commodity prices continuing to decline, we believe many energy portfolio managers were given orders to reduce overall energy exposure and several MLPs were sold despite having little to zero exposure to crude oil or even natural gas liquids (NGL) prices for that matter.

In retrospect, what began as a “sell your winners” scenario in October when crude oil prices first dipped under $90/bbl and many individual MLPs were up >40% YTD on the heels of 2013’s 27.6% gains for the AMZ, morphed into semi-panic selling by the end of November and early December as the slide in crude oil prices showed no signs of abating.

5 Organization of the Petroleum Exporting Countries. OPEC 166th Meeting Concludes [Press Release]. Retrieved from: http://www.opec.org/opec_web/en/press_room/2938.htm

6 mmbbl/d = millions of barrels per day

7 Bloomberg, Salient Capital Advisors, LLC, August 2014. The investable universe incorporates energy MLPs, midstream companies (including general partners), marine midstream companies, Yield Co.’s and MLP affiliates.

Summary

Our long-term investment philosophy remains focused on MLPs and MLP-related companies that have the potential to achieve above average distribution growth which, we believe, leads to potentially higher long-term returns for investors. However, we believe that we are entering a period of heightened volatility where investors will likely place a premium on safety and predictability rather than focusing mainly on dividend growth potential. Fortunately, we do not believe that the two characteristics are mutually exclusive. It is our opinion that successful MLPs achieve above average distribution growth in no small part because their operations allow them to outperform in both rising and falling macro commodity price environments. Being disciplined and sticking to our focus on choosing quality names using our “bottom up” stock selection approach will be more important than ever as the recent broad-based sell-off in MLPs has potentially created an opportunity to build positions in names that are well positioned to weather the current volatility and emerge even stronger going forward.

Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer, MLP Business

Salient Capital Advisors, LLC

(Unaudited)

Salient MLP & Energy Infrastructure Fund II

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through July 31, 2015.

Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class.

An investor may not invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

We are pleased to provide the first annual report of the Salient MLP Fund (the “Fund”) for the period ended December 31, 2014. The Fund commenced operations on April 2, 2014 with an investment objective to provide a high level of total return with an emphasis of making quarterly cash distributions. The Fund (Class I) ended 2014 with a return of 0.03%, compared to the Alerian MLP Index (“AMZ”)2 total return of 1.4%. The AMZ declined (12.3%) in the fourth quarter of 2014, which was the third worst quarter in the history of the index.

The rapidly falling price of crude oil was the single biggest factor behind MLP performance. The price of West Texas Intermediate (“WTI”) crude oil fell (41.6%) during the fourth quarter of 2014. Ironically, we believe that MLP selling was exacerbated during 4Q because MLPs had done so well up to that point. Going into the fourth quarter, the AMZ had gained a 19% return year-to-date. As such, we believe a “sell your winners” scenario occurred. The three largest detractors in the Fund during the fourth quarter were Summit Midstream Partners, LP (SMLP); Rose Rock Midstream, L.P. (RRMS) and ONEOK Partners, L.P. (OKS). Going into the quarter, the three names had sizeable gains: SMLP (42.9%), RRMS (56.7%), and OKS (10.5%) and we believe were sold as investors decided to book profits with oil’s decline showing no sign of abating.

As of December 31, 2014, the Fund had total net assets of $18.4 million and a NAV per share (for Class I) of $9.60.

Share Class	Commencement Date	Net Performance Since Inception without Sales Charge	Alerian MLP Index Return Since Inception of Fund Share Class

Class A (SAMCX)	4/2/2014	-0.19%	1.35%

Class C (SCMCX)	4/2/2014	-0.66%	1.35%

Class I (SIMCX)	4/2/2014	0.03%	1.35%

Share Class	Commencement Date	Net Performance Since Inception with Maximum Sales Charge

Class A (SAMCX)	4/2/2014	-5.66%

Class C (SCMCX)	4/2/2014	-1.62%

Sources: Salient Capital Advisors, LLC and Alerian Capital Management, December 2014.

Returns above as of 12/31/2014.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated April 30, 2014 are as follows: Class A shares are 3.23% and 1.87% respectively, Class C shares are 3.98% and 2.62% respectively and Class I shares are 2.98% and 1.62% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2015. Performance shown in the tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class. An investor may not invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

The Fund’s portfolio composition and holdings at December 31, 2014 are shown below:

Sector Composition3,4

as of 12/31/2014

Top 10 Holdings3,4

as of 12/31/2014

Company Name	Ticker	Sector	Allocation
Magellan Midstream Partners, L.P.	MMP	MLP	5.6%
Enterprise Products Partners L.P.	EPD	MLP	5.5%
Energy Transfer Equity, L.P.	ETE	MLP	5.0%
Antero Midstream Partners LP	AM	MLP	5.0%
NGL Energy Partners LP	NGL	MLP	5.0%
Summit Midstream Partners, L.P.	SMLP	MLP	4.9%
ONEOK Partners, L.P.	OKS	MLP	4.9%
Oiltanking Partners, L.P.	OILT	MLP	4.7%
Western Gas Equity Partners, LP	WGP	MLP	4.6%
EnLink Midstream Partners, LP	ENLK	MLP	4.1%

3 Data displayed here has been rounded to the nearest tenth for illustrative purposes only. The specific securities identified are not representative of all of the securities purchased or held by the Fund, and it should not be assumed that the investment in the securities identified was or will be profitable. Cash includes cash equivalents and unsettled security positions. Allocations are subject to change.

4 Source: Salient Capital Advisors, LLC, December 2014.

As of December 31, 2014, the top contributors and bottom detractors to the Fund’s performance included:

Top 5 Contributors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	MPLX LP	MPLX	51.0%	1.3%
2	EQT Midstream Partners, LP	EQM	19.5%	1.0%
3	Energy Transfer Equity, L.P.	ETE	22.2%	0.9%
4	Magellan Midstream Partners, L.P.	MMP	19.4%	0.9%
5	Tallgrass Energy Partners, LP	TEP	22.6%	0.8%

Bottom 5 Detractors to Fund Performance
	Security	Ticker	Return	Fund Contribution
1	ONEOK Partners LP	OKS	(22.5%)	(1.3%)
2	Summit Midstream Partners, LP	SMLP	(8.5%)	(1.2%)
3	NGL Energy Partners LP	NGL	(20.3%)	(0.9%)
4	American Midstream Partners LP	AMID	(23.5%)	(0.6%)
5	Regency Energy Partners, L.P.	RGP	(6.9%)	(0.6%)

Source: Salient Capital Advisors, LLC, December 2014. For illustrative purposes only. Past performance is not indicative of future results. Numbers have been rounded for illustrative purposes.

Market Review

The recent rout in crude oil prices continued through November culminating in OPEC’s Thanksgiving Day announcement that it would maintain its production quota at 30 mmbbl/d.5,6 Crude oil plummeted 10% the following day, ending the month at a five-year low of $66.15/bbl down nearly 40% from its June high. Investors, fearing sizable cuts to Exploration & Production (E&P) capital expenditure budgets due to low commodity prices, indiscriminately dumped Master Limited Partnerships (MLP) and the AMZ fell 5.3% on the final day of November and an additional 4.4% the following Monday, December 1st, to mark a third consecutive negative month for MLPs.

Ironically, we believe that at least some of the MLP underperformance of the last few months can be attributed to the increased maturity of the asset class. The Salient MLP investable universe had grown to an aggregate of $850 billion by the end of August up from just over $100 billion in 2009.7 As the space has matured, we believe that many investment firms now manage MLPs as a component of their overall energy portfolios rather than as an alternative investment vehicle. As such, with commodity prices continuing to decline, we believe many energy portfolio managers were given orders to reduce overall energy exposure and several MLPs were sold despite having little to zero exposure to crude oil or even natural gas liquids (NGL) prices for that matter.

5 Organization of the Petroleum Exporting Countries. OPEC 166th Meeting Concludes [Press Release]. Retrieved from: http://www.opec.org/opec_web/en/press_room/2938.htm

6 mmbbl/d = millions of barrels per day

7 Bloomberg, Salient Capital Advisors, LLC, August 2014. The investable universe incorporates energy MLPs, midstream companies (including general partners), marine midstream companies, Yield Co.’s and MLP affiliates.

In retrospect, what began as a “sell your winners” scenario in October when crude oil prices first dipped under $90/bbl and many individual MLPs were up >40% YTD on the heels of 2013’s 27.6% gains for the AMZ, morphed into semi-panic selling by the end of November and early December as the slide in crude oil prices showed no signs of abating.

Summary

Our long-term investment philosophy remains focused on MLPs and MLP-related companies that have the potential to achieve above average distribution growth which, we believe, leads to potentially higher long-term returns for investors. However, we believe that we are entering a period of heightened volatility where investors will likely place a premium on safety and predictability rather than focusing mainly on dividend growth potential. Fortunately, we do not believe that the two characteristics are mutually exclusive. It is our opinion that successful MLPs achieve above average distribution growth in no small part because their operations allow them to outperform in both rising and falling macro commodity price environments. Being disciplined and sticking to our focus on choosing quality names using our “bottom up” stock selection approach will be more important than ever as the recent broad-based sell-off in MLPs has potentially created an opportunity to build positions in names that are well positioned to weather the current volatility and emerge even stronger going forward.

Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer, MLP Business

Salient Capital Advisors, LLC

(Unaudited)

Salient MLP Fund

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through July 31, 2015.

Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class.

An investor may not invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

The Salient Global Equity Fund (the “Fund”) generated a total net return 1.86% for 2014 (Class I). The Fund underperformed its primary benchmark, the MSCI All Country World Index (MSCI ACWI), which generated a net return of 4.16%.

Share Class	Commencement Date	Net Performance without Sales Charge		MSCI AC World Index[2] Return
		2014	Average Annual Since Inception	2014	Average Annual Since Inception of Fund Share Class

Class A (SGEAX)	2/4/2013	1.55%	9.28%	4.16%	10.20%

Class C (SGECX)	2/4/2013	0.82%	8.45%	4.16%	10.20%

Class I (SGEIX)	1/3/2013	1.86%	10.97%	4.16%	11.96%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2014	Since Inception

Class A (SGEAX)	2/4/2013	-4.06%	6.10%

Class C (SGECX)	2/4/2013	-0.16%	8.45%

Source: Salient Advisors, L.P. and MSCI, December 2014. Returns above as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated April 30, 2014, are as follows: Class A shares are 2.38% and 1.89% respectively, Class C shares are 3.13% and 2.64% respectively and Class I shares are 2.13% and 1.64% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.85% for Class A, 2.60% for Class C and 1.60% for Class I shares, excluding certain expenses, until July 31, 2015. Performance shown in the tables does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of approximately 2,500 stocks as of December 31, 2014, while the Fund will build a portfolio of 40-60 stocks. The index returns are from 2/3/2013 onwards (For Class A and C share comparisons) and from 1/3/2013 onwards (for I share comparison). One cannot invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

Annual Update

2014 was a modest year for global equities. U.S. markets led with a 13.0% return for the S&P 500 while Europe and Emerging markets lagged, with the MSCI Europe Index down 6.2% and MSCI Emerging Markets Index down 2.2%. The strengthening dollar (Dollar Index up 12.8%) detracted from international returns, as MSCI Europe was up 4.7% in local currency and MSCI Emerging Markets was up 5.2% in local currency.

In addition to dispersion in individual market returns and volatile currency moves, 2014 was also a year of dispersion across sectors. Secular growth stocks performed well with the MSCI AC World Healthcare Sector Index and MSCI AC World Information Technology Index returning 18.1% and 15.2% respectively. However, cyclical commodity stocks fared poorly with MSCI AC World Energy Index and MSCI AC World Materials Index returned -13.5% and -7.5% respectively. The sharp downturn in these sectors occurred mostly in the second half of the year coinciding with the sharp correction in crude oil prices and the strong rally in the dollar.

We believe the Fund underperformed the MSCI ACWI benchmark in the second half primarily due to the Fund’s overweight to the European market, overweight to the Energy Sector and underweight to Information Technology. We still contend that European stocks are trading at attractive valuations with high dividends, as we seek to buy securities with a global business footprint and dollar earnings. Through the downturn in the energy sector we have reduced the Fund’s overweight position (approximately 18% of the portfolio as of 9/30/2014) to a current weight of 8.8% in its Energy allocation, which is in line with the benchmark. We have selectively added to our Information Technology exposure in the fourth quarter and continue to look for names in this space.

The data displayed in pie charts have been rounded to the nearest whole number for illustrative purposes only. Allocations are subject to change.

Source: Salient Advisors, L.P., December 31, 2014.

A bright spot for the Fund was its investments in China, where we have maintained a 10% position since the beginning of the second half of the year. With the People’s Bank of China (PBOC) rate cut announcement on November 20, 2014, as a catalyst, the Shanghai Enterprise index rallied over 50% for the second half of the year. Our top holding is an A-share exchange traded fund (ETF) that captured this momentum. We believe this ETF provides direct access the Domestic Chinese equity market, which is generally closed to foreign investors. Our other holdings in Hong-Kong listed Chinese companies such as a Chinese Bank and a Chinese consumer products company also have returned over 30% in the second half of the year.

For the second half of 2014, the top five contributors to the Fund’s performance were iShares FTSE A50 China Index ETF (2823-HK), Ross Stores, Inc. (ROST), China Merchants Bank Co., Ltd. (3968-HK), CVS Health Corporation (CVS) and CSX Corporation (CSX). iShares FTSE A50 China is a Hong Kong listed ETF that gives direct exposure to the largest 50 stocks in the A-share market. China Merchants Bank is one of the highest quality banks in China with above market return on equity. We feel both the A-shares ETF and the Chinese bank are attractively valued and benefited from momentum in the Chinese equity market. We believe Ross Stores and CVS are high quality consumer names that continue to exhibit strong business momentum coming into the second half of the year. CSX is the fourth largest U.S. railroad company that benefitted from the U.S. energy renaissance, allowing the Fund to realize profits for the fourth quarter.3

The five largest detractors to the Fund’s performance were Genworth Financial, Inc. (GNW), Oasis Petroleum Inc. (OAS), NGL Energy Partners LP (NGL), Tenaris, S.A. (TS) and Saipem SpA(SPM-MIL). Genworth was one of the Fund’s best performing stocks in 2013, which we received profits from by trimming our weighting in 2014. During 2014, Genworth saw its share price decline after disclosing it had underestimated its liabilities in long term care business due to prolonged life expectancies and its inability to raise prices which are subject to regulatory constraints. Oasis Petrolum is a US oil producer focused on the Bakken, NGL Energy partners is a midstream and service provider, Tenaris is a world class steel pipe company and Saipem is an Italian engineering and construction firm. All four of these companies operate businesses that are sensitive to the underlying oil price and drilling activity and share prices have depreciated along with the 50% downward correction in crude price during the second half of the year.3

Investment Strategies and Techniques

The investment objective of the Salient Global Equity Fund is to seek long-term capital appreciation. The Fund invests primarily in exchange-traded global equities, and from time to time it may utilize various futures contracts and other financially-linked derivatives and instruments in order to reduce or increase certain exposures. Under normal market conditions, at least 80% of the value of the Fund’s net assets (plus any borrowings made for investment purposes) will be invested in common stocks and other equity securities (such as preferred stock and/or convertible stock), and 40% of the value of the Fund’s net assets (plus any borrowings made for investment purposes) will be invested in common stocks and other equity securities (such as preferred stock and/or convertible stock) of issuers located outside of the United States.

2015 Macro Outlook

At the end of 2014 we expected international equities to outperform US equities to “catch up” from their divergence in potential returns. However, renewed doubts about the European recovery and the flight to safety in the dollar eroded any positive returns from the European markets. Furthermore, the strengthening dollar coupled with an over supplied commodity market continued to exert downward pressure on emerging market currencies and equity market returns.

Despite these challenging developments during 2014, we continue to remain positive on European and Emerging Market equities. We seek European multinational stocks that could ride the tailwind of a weaker Euro to boost their competitiveness on the global stage. We also anticipate continued consumer spending growth in the emerging markets, especially in light of a weaker crude oil environment, and selectively buying consumer stocks that may potentially benefit from this theme. We remain cautious on the Energy sector and look to purchase high quality names at cheap prices when business momentum turns an inflection point, which could potentially happen during 2015. Despite a strong rally in the second half of this year, we believe Chinese equities are attractively valued and we are selectively evaluating opportunities in the consumer sector in this market.

3 Portfolio composition is subject to change.

Summary

The overarching mantra for 2015 is to purchase stocks that have sustainable dividends backed by positive business momentum. The markets that we like from a valuation perspective are beginning to outperform the benchmark year to date and we remain optimistic that our portfolio is well positioned from a macro perspective. We look forward to providing regular updates on our progress. Please visit our website at www.salientfunds.com for the latest details.

Please note this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase of sale of shares of the Fund.

Sincerely,

Ajay Mehra

Managing Director

Head of Equities, Salient Advisors, L.P.

(Unaudited)

Salient Global Equity Fund

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through July 31, 2015.

The MSCI All Country World Index: is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of approximately 2,500 stocks as of December, 2013, while the Fund will build a portfolio of 40-60 stocks. The index returns are from 2/3/2013 onwards (For Class A and C share comparisons) and from 1/3/2013 onwards (for I share comparison). One cannot invest directly in an index.

Management Discussion of Fund Performance (Unaudited)

Letter to Shareholders

Dear Fellow Shareholders:1

While the Salient Broadmark Tactical Plus Fund (the “Fund”) showed positive performance in 2014, our upside market capture versus the S&P 500 was disappointing. One of the most difficult environments for the strategy is one in which periodic market declines are reversed quickly to the upside. In these environments, providing downside protection detracts from performance. This was the case in 2014.

Share Class	Commencement Date	Net Performance without Sales Charge		S&P 500 Index[2] Return
		2014	Average Annual Since Inception	2014	Average Annual Since Inception of Fund Share Class

Class A (SBTAX)	12/31/2012	3.57%	10.72%	13.69%	22.68%

Class C (SBTCX)	12/31/2012	2.83%	9.91%	13.69%	22.68%

Class I (SBTIX)	12/31/2012	3.81%	10.99%	13.69%	22.68%

Class F (BTPIX)	12/31/2012	4.12%	11.33%	13.69%	22.68%

Share Class	Commencement Date	Net Performance with Maximum Sales Charge
		2014	Since Inception

Class A (SBTAX)	12/31/2012	-2.11%	7.64%

Class C (SBTCX)	12/31/2012	1.83%	9.91%

Source: Salient Advisors, L.P. and Barclay Hedge, December 2014. Returns above as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown. Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. To obtain performance information current to the most recent month-end please call 866-667-9228. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated October 31, 2014, are as follows: Class A shares are 2.38% and 2.19% respectively, Class C shares are 3.13% and 2.94% respectively, Class I shares are 2.13% and 1.94% respectively and Class F shares are 4.40% and 1.63% respectively. The adviser has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for Class I shares and 1.49% for Class F shares excluding certain expenses. This waiver of fees and/or reimbursement of expenses expire on the first anniversary of the closing of the Reorganization for Class A, Class C and Class I, and expires on the third anniversary for Class F. Performance shown in the tables do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Class A/C/I shares of the Fund commenced operations on December 15, 2014. The returns prior to that date are those of the predecessor fund’s Institutional Class shares, which commenced operations on December 31, 2012. Performance for the period from 12/31/2012 to 12/12/2014 reflects the gross performance of the Institutional Class shares of the predecessor fund adjusted to apply the fees and anticipated expenses of Class A/C/I shares of the Fund. All share classes of the Fund are invested in the same portfolio of securities and returns only differ to the extent that fees and expenses of the classes are different.

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.

2 The S&P 500 (TR) Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, the returns of the S&P 500 Index do not reflect a deduction for fees, expenses or taxes.

Annual Update

U.S. equity markets experienced a rise in volatility in 2014, but were able to hold on to positive returns. The S&P 500 again made numerous new all-time highs throughout the year. The 10 Year Treasury Note inched lower in 2014, dipping below 2.00% in October followed by the first 10% plus correction we’ve seen since 2012.

Our investment process begins with an assessment of the fundamental economic environment through Valuation, Monetary Policy, and Investor Sentiment. We then validate these qualitative factors with a more quantitative assessment through our multi-factor Volume/Breadth Momentum Model. Here is a brief survey of these “Four Pillars” of our investment process:

Valuation remained elevated throughout the year. Trailing median price-to-earnings (PE) ratios were overvalued on a historical basis. However, when we adjust for interest rates and inflation, valuations are average.

Monetary Policy continues to be easy on a global basis. Rates have remained low. On the negative side, spreads have begun to widen modestly due to weakness in the energy sector (as referenced below in Figure 1).

Figure 1: High Yield Corporate Spreads: Indicates modest widening.

Sentiment reached negative readings across the board by year end, but have improved on the increase in volatility, as displayed in Figure 2.

Figure 2: NDR Crowd Sentiment Poll: Improvement in investor sentiment.

Our short and intermediate term Momentum models are solidly negative, while the long term models remain positive.

The Fund’s average market exposure as of December 31, 2014 is shown below:

Investment Strategies and Techniques

The Fund seeks to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. The Fund can invest in futures and options on securities, securities indices and shares of exchange-traded funds (ETFs). The Fund can also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

Investment decisions for the Fund are derived from a blend of qualitative and quantitative methodologies. The qualitative component includes: market valuation, monetary policy and investor sentiment. The quantitative analysis involves proprietary volume and breadth indicators, market trends and mean reversion.

The combination of this qualitative and quantitative approach is a documented method the Portfolio Manager designed and has followed for decades. The strategy for the Fund is to have aggressive positions early in trends and reduced exposure prior to drawdowns. The Fund’s correlation to traditional equity benchmarks will likely increase in bull markets and decrease in bear markets, as the portfolio’s exposure shifts direction.

The Fund’s exposure is continuously managed using these indicators by taking “long” and “short” positions in equity market indices; attempting to sidestep market downturns while looking to prudently participate in upward trends. The Fund’s exposure can range from a maximum of 200% net long to 100% net short.

2015 Macro Outlook

For the last three years the S&P 500 index has risen steadily without a decline of more than 10%. We believe that the Federal Reserve’s quantitative easing program since 2008 has provided support for stock prices. With the ending of the quantitative easing program in October 2014, volatility increased immediately and has continued at this new higher level ever since. It appears that a return to higher volatility is now the “new normal”. In this regard, we believe that the Fund’s risk management investment tools – the ability to go to cash and institute short sales – are appropriate for the current market environment. While no one knows when the next severe market setback will occur, we know from stock market history that after five years of a steadily rising market, there is increased vulnerability for stock prices.

Summary

Every major market correction in the past 50 years has been preceded by deteriorating credit conditions. Therefore, we are watching credit conditions for signs of weakness. Additionally, we follow the old Wall Street adage, “Don’t fight the Fed.” In coming years, it is unlikely (but not inconceivable, of course) that the Fed will revert to additional monetary stimulus as the economy recovers. Currently, this stimulus is being provided by the European Central Bank (ECB) and the Bank of Japan (BOJ), which is buoying global stock prices. This means that the Fund may be able to use the full arsenal of tools at its disposal to provide positive returns during future difficult market periods.

We look forward to providing regular updates in the future on our progress in executing the Fund’s business plan. Please visit our website at www.salientfunds.com for the latest updates.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned herein.

Sincerely,

Chris Guptill

Portfolio Manager

Broadmark Asset Management LLC

(Unaudited)

Salient Broadmark Tactical Plus Fund

Value of a $1,000,000 Investment

The charts above represent a historical since inception performance comparison of a hypothetical $1,000,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-667-9228.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for Class F through December 15, 2017 and for Classes A, C and I through December 15, 2015.

The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, the returns of the S&P 500 Index do not reflect a deduction for fees, expenses or taxes.

Expense Examples

Table of Shareholder Expenses—as of December 31, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014 (unless otherwise noted).

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1) 7/1/14 – 12/31/14	Annualized Expense Ratio During Period 7/1/14 – 12/31/14
Salient Risk Parity Fund	Class A	$1,000.00	$1,001.10	$7.92	1.57%
	Class C	1,000.00	997.20	11.68	2.32%
	Class I	1,000.00	1,003.10	6.66	1.32%
Salient Alternative Beta Fund	Class A	1,000.00	1,084.00	8.72	1.66%
	Class C	1,000.00	1,081.60	12.70	2.42%
	Class I	1,000.00	1,092.10	7.44	1.41%
Salient Trend Fund	Class A	1,000.00	1,299.20	10.20	1.76%
	Class C	1,000.00	1,293.30	14.62	2.53%
	Class I	1,000.00	1,300.20	8.81	1.52%
Salient MLP & Energy Infrastructure Fund II	Class A	1,000.00	872.30	6.47	1.37%
	Class C	1,000.00	869.30	9.99	2.12%
	Class I	1,000.00	873.60	5.29	1.12%
Salient MLP Fund	Class A(2)	1,000.00	881.40	9.39	1.98%
	Class C(2)	1,000.00	879.30	12.88	2.72%
	Class I(2)	1,000.00	883.20	8.21	1.73%
Salient Global Equity Fund	Class A	1,000.00	974.20	9.21	1.85%
	Class C	1,000.00	971.00	12.92	2.60%
	Class I	1,000.00	976.30	7.97	1.60%
Salient Broadmark Tactical Fund	Class A(3)	1,000.00	1,022.70	0.97	2.05%
	Class C(3)	1,000.00	1,022.70	1.32	2.80%
	Class I(3)	1,000.00	1,022.70	0.85	1.80%
	Class F(4)	1,000.00	1,020.60	1.31	1.53%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(2) Expense ratios reflect a reversal of the estimated deferred tax expense during the six months ended December 31, 2014 as a result of a decline in the market values of the MLP Fund’s investments. The deferred tax expense reported during the six months ended June 30, 2014, was $937,475 while the deferred tax expense for the entire fiscal year ending December 31, 2014, is $0.

(3) Information shown reflects values using expense ratios and rates of return for the 17 days of operations for the period from December 15, 2014 (commencement of operations) through December 31, 2014.

(4) Information shown reflects values using expense ratios and rates of return for the 31 days of operations for the period from December 1, 2014 through December 31, 2014. Class F commenced operations December 15, 2014. Expense ratios and rates of return for the period December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

Table of Shareholder Expenses—as of December 31, 2014 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period(1) 7/1/14 – 12/31/14	Annualized Expense Ratio During Period 7/1/14 – 12/31/14
Salient Risk Parity Fund	Class A	$1,000.00	$1,017.29	$7.98	1.57%
	Class C	1,000.00	1,013.51	11.77	2.32%
	Class I	1,000.00	1,018.55	6.72	1.32%
Salient Alternative Beta Fund	Class A	1,000.00	1,016.84	8.44	1.66%
	Class C	1,000.00	1,013.01	12.28	2.42%
	Class I	1,000.00	1,018.10	7.17	1.41%
Salient Trend Fund	Class A	1,000.00	1,016.33	8.94	1.76%
	Class C	1,000.00	1,012.45	12.83	2.53%
	Class I	1,000.00	1,017.54	7.73	1.52%
Salient MLP & Energy Infrastructure Fund II	Class A	1,000.00	1,018.30	6.97	1.37%
	Class C	1,000.00	1,014.52	10.76	2.12%
	Class I	1,000.00	1,019.56	5.70	1.12%
Salient MLP Fund	Class A(2)	1,000.00	1,015.22	10.06	1.98%
	Class C(2)	1,000.00	1,011.49	13.79	2.72%
	Class I(2)	1,000.00	1,016.48	8.79	1.73%
Salient Global Equity Fund	Class A	1,000.00	1,015.88	9.40	1.85%
	Class C	1,000.00	1,012.10	13.19	2.60%
	Class I	1,000.00	1,017.14	8.13	1.60%
Salient Broadmark Tactical Fund	Class A	1,000.00	1,014.87	10.41	2.05%
	Class C	1,000.00	1,011.09	14.19	2.80%
	Class I	1,000.00	1,016.13	9.15	1.80%
	Class F	1,000.00	1,017.54	7.78	1.53%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(2) Expense ratios reflect a reversal of the estimated deferred tax expense during the six months ended December 31, 2014 as a result of a decline in the market values of the MLP Fund’s investments. The deferred tax expense reported during the six months ended June 30, 2014, was $937,475 while the deferred tax expense for the entire fiscal year ending December 31, 2014, is $0.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

December 31, 2014

Other Assets and Liabilities—100.0%				$92,689,753

Net Assets—100.0%				$92,689,753

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	March 2015	213	$22,278,085	$297,332
10 Year Canada Bond	March 2015	121	14,430,409	267,203
10 Year Japan Government Bond	March 2015	16	19,744,823	90,525
10 Year U.S. Treasury Note	March 2015	461	58,453,360	350,962
Amsterdam Exchanges Index	January 2015	29	2,982,420	175,826
ASX SPI 200 Index	March 2015	47	5,162,485	234,089
CAC 40 10 Euro	January 2015	49	2,535,638	104,324
Cocoa*	March 2015	34	989,400	13,608
Coffee ‘C’*	March 2015	32	1,999,200	(280,579)
Copper*	March 2015	17	1,200,838	(46,582)
Corn*	March 2015	149	2,957,650	47,964
Cotton No.2*	March 2015	38	1,145,130	1,228
E-Mini S&P 500	March 2015	92	9,441,040	394,044
E-Mini S&P MidCap 400	March 2015	38	5,504,680	244,307
Euro-Bund	March 2015	96	18,104,463	335,178
FTSE 100 Index	March 2015	22	2,236,239	93,802
FTSE/JSE Top 40 Index	March 2015	81	3,101,740	175,037
FTSE/MIB Index	March 2015	17	1,961,095	42,436
German Stock Index	March 2015	9	2,679,686	66,132
Gold 100 Oz*	February 2015	46	5,446,860	51,957
Hang Seng China Enterprises Index	January 2015	54	4,174,766	(26,136)
Hang Seng Index	January 2015	43	6,557,475	(45,277)
IBEX 35 Index	January 2015	21	2,602,876	67,377
Lean Hogs*	February 2015	11	357,280	(23,295)
Live Cattle*	March 2015	43	2,813,060	(53,630)
LME Lead*	February 2015	13	603,200	(57,603)
LME Primary Aluminum*	February 2015	55	2,529,656	(193,379)
LME Primary Nickel*	February 2015	15	1,360,305	(146,925)
LME Zinc*	February 2015	31	1,682,719	(40,993)
Long Gilt	March 2015	292	54,392,781	1,444,763
MSCI Taiwan Stock Index	January 2015	106	3,636,860	22,943
Natural Gas*	January 2015	128	3,697,920	(1,148,530)
NY Harbor ULSD*	February 2015	4	308,045	(13,647)
OMXS 30 Index	January 2015	160	3,012,426	122,409
Russell 2000 Mini Index	March 2015	61	7,324,270	393,679
S&P/Toronto Stock Exchange 60 Index	March 2015	17	2,492,845	155,358
SGX MSCI Singapore Index	January 2015	20	1,152,609	1,433
SGX S&P CNX Nifty Index	January 2015	180	3,009,240	(25,125)

See accompanying Notes to Financial Statements.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

December 31, 2014

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Silver*	March 2015	16	$1,247,920	$(12,570)
Sugar#11*	March 2015	139	2,260,474	(215,367)
Tokyo Price Index	March 2015	27	3,173,221	(34,633)
Wheat*	March 2015	115	3,391,063	273,924

			$294,136,252	$3,103,569

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Gasoline RBOB*	February 2015	4	$247,313	$13,648
ICE Brent Crude*	February 2015	2	116,420	5,324
ICE Gas Oil*	February 2015	5	260,625	18,016
NYMEX WTI Crude*	January 2015	6	319,620	15,245
Soybean*	March 2015	41	2,098,175	44,947

			$3,042,153	$97,180

*	All or a portion of these investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”).

Total Return Swap Agreements—Long Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	2/19/15	$1,709,228	$99,021
KOSPI 200 Index	Goldman Sachs	3/19/15	5,772,520	(128,855)

			$7,481,748	$(29,834)

Allocation of Portfolio Holdings:
Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$37,032,873	12.2%
Equity Risk	80,223,359	26.3%
Interest Rate Risk	187,403,921	61.5%

Total	$304,660,153	100.0%

See accompanying Notes to Financial Statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments

December 31, 2014

Other Assets and Liabilities—100.0%				$5,076,290

Net Assets—100.0%				$5,076,290

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	March 2015	3	$313,776	$4,215
10 Year Canada Bond	March 2015	2	238,519	4,147
10 Year U.S. Treasury Note	March 2015	2	253,594	1,575
Amsterdam Exchanges Index	January 2015	2	205,684	7,607
Brent Crude*	May 2015	19	1,162,990	(170,059)
Cocoa*	March 2015	6	174,600	2,817
Coffee ‘C’*	March 2015	3	187,425	(28,340)
Corn*	May 2015	54	1,095,525	35,605
Euro-Bund	March 2015	2	377,176	7,160
FTSE/JSE Top 40 Index	March 2015	7	268,052	15,113
Gasoline RBOB*	May 2015	15	1,097,523	(140,705)
Hang Seng Index	January 2015	2	304,999	(2,106)
IBEX 35 Index	January 2015	2	247,893	6,776
Lean Hogs*	February 2015	5	162,400	(14,774)
Live Cattle*	March 2015	22	1,439,240	(11,678)
Long Gilt	March 2015	2	372,553	10,098
MSCI Taiwan Stock Index	January 2015	22	754,820	4,762
Natural Gas*	January 2015	37	1,068,930	(273,420)
NY Harbor ULSD*	February 2015	12	924,134	(80,270)
NYMEX WTI Crude*	April 2015	20	1,099,200	(192,259)
OMXS 30 Index	January 2015	28	527,174	20,375
Russell 2000 Mini Index	March 2015	18	2,161,260	124,739
S&P/Toronto Stock Exchange 60 Index	March 2015	1	146,638	9,177
SGX S&P CNX Nifty Index	January 2015	34	568,412	(4,449)
Soybean*	March 2015	23	1,177,025	2,012
Sugar#11*	May 2015	67	1,119,597	(89,672)
Tokyo Price Index	March 2015	3	352,580	(3,538)
Wheat*	March 2015	1	29,488	(615)

			$17,831,207	$(755,707)

See accompanying Notes to Financial Statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

December 31, 2014

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	March 2015	4	$439,360	$(22,222)
CAC 40 10 Euro	January 2015	7	362,234	(16,837)
CBOE Volatility Index (VIX)	January 2015	15	270,375	6,496
Copper*	March 2015	2	141,275	5,708
Corn*	March 2015	56	1,111,600	(36,697)
Cotton No. 2*	March 2015	6	180,810	450
E-Mini S&P 500	March 2015	24	2,462,881	(98,589)
FTSE 100 Index	March 2015	5	508,236	(15,305)
Gasoline RBOB*	February 2015	20	1,236,564	189,741
Hang Seng China Enterprises Index	January 2015	2	154,621	793
ICE Brent Crude*	February 2015	23	1,338,830	214,043
ICE Gas Oil*	February 2015	5	260,625	49,412
Live Cattle*	July 2015	18	1,115,280	23,322
Natural Gas*	April 2015	34	987,360	175,225
NY Harbor ULSD*	May 2015	15	1,136,205	151,265
NYMEX WTI Crude*	January 2015	23	1,225,210	206,613
Silver*	March 2015	1	77,995	4,902
Soybean*	May 2015	21	1,082,025	8,737
Sugar#11*	March 2015	83	1,349,779	114,477
Wheat*	May 2015	3	89,175	1,716

			$15,530,440	$963,250

*	All or a portion of these investments are held by Salient Alternative Beta Offshore Fund Ltd. (the “Alternative Beta Subsidiary”).

Total Return Swap Agreements—Short Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	2/19/15	$151,931	$(9,580)
KOSPI 200 Index	Goldman Sachs	3/19/15	333,030	8,773

			$484,961	$(807)

See accompanying Notes to Financial Statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

December 31, 2014

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Long Contracts:
Australian Dollar	Goldman Sachs	1/15/15	228,150	$192,434	$186,003	$(6,431)
Brazilian Real	Goldman Sachs	1/15/15	2,026,397	779,204	759,461	(19,743)
British Pound	Goldman Sachs	1/15/15	67,177	105,077	104,676	(401)
Canadian Dollar	Goldman Sachs	1/15/15	122,062	105,612	105,056	(556)
Czech Koruna	Goldman Sachs	1/15/15	5,327,467	241,936	232,935	(9,001)
Euro	Goldman Sachs	1/15/15	100,275	122,117	121,342	(775)
Indian Rupee	Goldman Sachs	1/15/15	62,993,936	1,015,866	994,860	(21,006)
Indonesian Rupiah	Goldman Sachs	1/15/15	8,713,062,722	706,369	701,959	(4,410)
Japanese Yen	Goldman Sachs	1/15/15	14,765,566	122,494	123,310	816
Korean Won	Goldman Sachs	1/15/15	497,725,692	445,532	452,725	7,193
Malaysian Ringgit	Goldman Sachs	1/15/15	1,679,559	485,745	479,985	(5,760)
Mexican Peso	Goldman Sachs	1/15/15	6,225,794	441,562	421,688	(19,874)
New Zealand Dollar	Goldman Sachs	1/15/15	642,274	499,166	500,004	838
Philippine Peso	Goldman Sachs	1/15/15	17,468,992	390,705	390,303	(402)
Polish Zloty	Goldman Sachs	1/15/15	41,318	12,255	11,673	(582)
Russian Ruble	Goldman Sachs	1/15/15	5,477,710	95,265	89,581	(5,684)
Singapore Dollar	Goldman Sachs	1/15/15	174,075	131,578	131,402	(176)
South African Rand	Goldman Sachs	1/15/15	5,514,182	494,212	475,944	(18,268)
Turkish Lira	Goldman Sachs	1/15/15	1,669,223	743,074	713,375	(29,699)

				$7,130,203	$6,996,282	$(133,921)

Short Contracts:
Brazilian Real	Goldman Sachs	1/15/15	277,921	$102,987	$104,160	$(1,173)
Canadian Dollar	Goldman Sachs	1/15/15	399,112	350,205	343,505	6,700
Chilean Peso	Goldman Sachs	1/15/15	32,827,908	53,206	54,047	(841)
Czech Koruna	Goldman Sachs	1/15/15	19,351,276	865,523	846,102	19,421
Euro	Goldman Sachs	1/15/15	533,028	660,547	645,012	15,535
Hungarian Forint	Goldman Sachs	1/15/15	75,685,863	305,263	289,492	15,771
Indian Rupee	Goldman Sachs	1/15/15	6,910,581	108,174	109,139	(965)
Israeli New Shekel	Goldman Sachs	1/15/15	2,119,993	531,266	544,422	(13,156)
Japanese Yen	Goldman Sachs	1/15/15	94,440,955	792,406	788,691	3,715
Korean Won	Goldman Sachs	1/15/15	119,437,441	110,375	108,639	1,736
Malaysian Ringgit	Goldman Sachs	1/15/15	380,104	108,459	108,627	(168)
Mexican Peso	Goldman Sachs	1/15/15	4,651,391	315,208	315,050	158
Norwegian Krone	Goldman Sachs	1/15/15	2,113,079	301,065	283,595	17,470
Russian Ruble	Goldman Sachs	1/15/15	3,072,813	56,227	50,252	5,975
Singapore Dollar	Goldman Sachs	1/15/15	274,405	209,110	207,138	1,972
Swedish Krona	Goldman Sachs	1/15/15	5,342,552	710,679	685,833	24,846
Swiss Franc	Goldman Sachs	1/15/15	424,230	436,454	426,956	9,498

See accompanying Notes to Financial Statements.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Taiwan Dollar	Goldman Sachs	1/15/15	24,349,316	$782,433	$770,621	$11,812
Turkish Lira	Goldman Sachs	1/15/15	271,792	116,119	116,156	(37)

				$6,915,706	$6,797,437	$118,269

Allocation of Portfolio Holdings:

Risk Exposure	Notional/Contract Value	Percent of Total Derivative Exposure
Commodity Risk	$22,070,810	46.2%
Equity Risk	10,220,180	21.3%
Foreign Exchange Rate Risk	14,045,909	29.3%
Interest Rate Risk	1,555,618	3.2%

Total	$47,892,517	100.0%

See accompanying Notes to Financial Statements.

SALIENT TREND FUND

Consolidated Schedule of Investments

December 31, 2014

Other Assets and Liabilities—100.0%				$43,253,010

Net Assets—100.0%				$43,253,010

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	March 2015	135	$14,119,913	$185,800
10 Year Canada Bond	March 2015	131	15,623,006	265,563
10 Year Japan Government Bond	March 2015	13	16,042,670	66,845
10 Year U.S. Treasury Note	March 2015	109	13,820,859	79,760
Amsterdam Exchanges Index	January 2015	34	3,496,630	196,040
ASX SPI 200 Index	March 2015	10	1,098,401	16,108
CAC 40 10 Euro	January 2015	26	1,345,440	2,814
Cocoa*	March 2015	17	494,700	(5,404)
Coffee ‘C’*	March 2015	24	1,499,400	(189,823)
E-Mini S&P 500	March 2015	54	5,541,480	216,552
E-Mini S&P MidCap 400	March 2015	36	5,214,960	222,968
Euro-Bund	March 2015	79	14,898,465	272,887
FTSE 100 Index	March 2015	11	1,118,120	14,972
FTSE/JSE Top 40 Index	March 2015	38	1,455,137	71,020
FTSE/MIB Index	March 2015	3	346,076	6,010
German Stock Index	March 2015	8	2,381,943	34,351
Hang Seng China Enterprises Index	January 2015	27	2,087,383	(11,319)
Hang Seng Index	January 2015	10	1,524,994	(10,529)
IBEX 35 Index	January 2015	16	1,983,144	41,149
Lean Hogs*	February 2015	46	1,494,080	(81,714)
Live Cattle*	March 2015	88	5,756,960	(97,162)
LME Primary Aluminum*	February 2015	72	3,311,550	(255,516)
LME Primary Nickel*	February 2015	26	2,357,862	(210,262)
LME Zinc*	February 2015	104	5,645,250	(110,256)
Long Gilt	March 2015	80	14,902,132	384,556
MSCI Taiwan Stock Index	January 2015	73	2,504,630	15,800
Natural Gas*	January 2015	23	664,470	(170,926)
OMXS 30 Index	January 2015	221	4,160,913	172,410
Russell 2000 Mini Index	March 2015	34	4,082,380	217,102
S&P/Toronto Stock Exchange 60 Index	March 2015	18	2,639,483	150,451
SGX MSCI Singapore Index	January 2015	70	4,034,131	4,224
SGX S&P CNX Nifty Index	January 2015	343	5,734,274	(47,877)
Tokyo Price Index	March 2015	29	3,408,275	(12,984)

			$164,789,111	$1,433,610

See accompanying Notes to Financial Statements.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

December 31, 2014

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Copper*	March 2015	95	$6,710,563	$360,447
Corn*	March 2015	14	277,900	(6,616)
Cotton No. 2*	March 2015	211	6,358,485	89,687
Gasoline RBOB*	February 2015	40	2,473,128	366,824
Gold 100 Oz*	February 2015	42	4,973,220	(52,159)
ICE Brent Crude*	February 2015	41	2,386,610	348,884
ICE Gas Oil*	February 2015	59	3,075,375	503,947
LME Lead*	February 2015	174	8,073,600	626,235
NY Harbor ULSD*	February 2015	35	2,695,392	292,022
NYMEX WTI Crude*	January 2015	38	2,024,260	339,937
Silver*	March 2015	33	2,573,835	30,712
Soybean*	March 2015	50	2,558,750	53,575
Sugar#11*	March 2015	304	4,943,770	497,787
Wheat*	March 2015	41	1,208,988	(116,723)

			$50,333,876	$3,334,559

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements—Short Positions:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	2/19/15	$5,811,374	$(303,342)
KOSPI 200 Index	Goldman Sachs	3/19/15	7,548,681	169,007

			$13,360,055	$(134,335)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$71,558,148	31.3%
Equity Risk	67,517,849	29.6%
Interest Rate Risk	89,407,045	39.1%

Total	$228,483,042	100.0%

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments

December 31, 2014

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—98.5%
Coal—0.5%
United States—0.5%
Alliance Holdings GP, L.P.(1)	124,201	$7,575,019

		7,575,019

Crude/Natural Gas Production—2.9%
United States—2.9%
Memorial Production Partners LP(1)	855,217	12,477,616
Tallgrass Energy Partners, LP(1)	172,702	7,719,779
Western Gas Equity Partners, LP(1)	381,749	22,992,743

		43,190,138

Crude/Refined Products Pipelines—29.1%
United States—29.1%
American Midstream Partners, LP(1)	692,416	13,647,519
Arc Logistics Partners LP(1)	334,828	5,712,166
CVR Refining, LP(1)	310,744	5,220,499
Enbridge Energy Management, L.L.C.(1)(2)	1,165,047	45,192,167
Kinder Morgan, Inc.	3,328,164	140,814,618
Magellan Midstream Partners, L.P.(1)	170,846	14,122,130
Oiltanking Partners, L.P.(1)	229,768	10,702,593
Plains GP Holdings, L.P., Class A(1)	3,674,726	94,366,964
Rose Rock Midstream, L.P.(1)	286,359	13,015,017
SemGroup Corporation	903,285	61,775,661
Summit Midstream Partners, LP(1)	654,948	24,888,024
Western Refining Logistics, LP(1)	49,252	1,502,186

		430,959,544

Diversified Pipelines—0.9%
Canada—0.9%
TransCanada Corporation	263,696	12,947,474

		12,947,474

Electric Utilities—3.5%
United States—3.5%
NRG Yield, Inc., Class A	1,087,332	51,256,830

		51,256,830

Independent Power and Renewable Electricity Producers—1.6%
United States—1.6%
TerraForm Power, Inc., Class A(3)(4)	239,633	6,812,766
TerraForm Power, Inc., Class A	536,489	16,566,781

		23,379,547

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

December 31, 2014

	Shares/Units	Fair Value

Independent Power Producers & Energy Traders—0.1%
United States—0.1%
Pattern Energy Group Inc.	39,919	$984,403

		984,403

Multi—Utilities—1.0%
United States—1.0%
NiSource, Inc.	335,006	14,210,955

		14,210,955

Natural Gas Gathering/Processing—23.0%
United States—23.0%
EnLink Midstream LLC	2,100,669	74,699,790
MarkWest Energy Partners, L.P.(1)	214,089	14,384,640
NGL Energy Partners LP(1)	1,225,289	34,295,839
Targa Resources Corp.	996,396	105,667,795
The Williams Companies, Inc.	2,453,156	110,244,830

		339,292,894

Natural Gas/Natural Gas Liquids Pipelines—22.2%
Monaco—0.4%
GasLog Partners LP(1)	229,257	5,793,324
United Kingdom—2.4%
VTTI Energy Partners LP(1)	1,424,558	35,314,793
United States—19.4%
Antero Midstream Partners LP(1)	1,296,506	35,653,915
Buckeye Partners, L.P.(1)	191,806	14,512,042
Energy Transfer Equity, L.P.(1)	527,326	30,257,966
Energy Transfer Partners, L.P.(1)	229,567	14,921,855
Enterprise Products Partners L.P.(1)	835,228	30,168,435
EQT Midstream Partners, LP(1)	240,289	21,145,432
ONEOK, Inc.	1,415,413	70,473,413
PBF Logistics LP(1)	122,610	2,617,724
Shell Midstream Partners, L.P.(1)	144,622	5,926,610
Spectra Energy Corp.	1,662,667	60,354,812

		327,140,321

Oil, Gas & Consumable Fuels—0.5%
United States—0.5%
Dominion Midstream Partners, LP(1)	193,188	7,572,970

		7,572,970

Shipping—10.4%
Bermuda—2.1%
Golar LNG Partners, L.P.(1)	1,009,712	31,452,529

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

December 31, 2014

	Shares/Units	Fair Value

Republic of the Marshall Islands—6.7%
Dynagas LNG Partners, LP(1)	461,727	$7,581,557
Navios Maritime Partners L.P.(1)	1,285,904	13,077,644
Seadrill Partners LLC(1)	1,001,415	16,252,965
Teekay Corporation	566,978	28,853,510
Teekay Offshore Partners L.P.(1)	1,238,130	33,169,504

United States—1.6%
Capital Product Partners, L.P.(1)	2,915,615	23,324,920

		153,712,629

Transportation Infrastructure—2.8%
United States—2.8%
Macquarie Infrastructure Company LLC	579,933	41,227,437

		41,227,437

Total Master Limited Partnerships and Related Companies (Cost $1,371,876,322)		1,453,450,161

Total Investments—98.5% (Cost $1,371,876,322)		1,453,450,161
Other Assets and Liabilities—1.5%		21,762,913

Total Net Assets—100.0%		$1,475,213,074

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.
(2)	Distributions are paid-in-kind.
(3)

Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to financial statements for further information.

(4)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 0.5% of net assets. See notes to financial statements for further information.

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

December 31, 2014

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of December 31, 2014:

	Value	% of Total Investments
Coal	$7,575,019	0.5%
Crude/Natural Gas Production	43,190,138	3.0%
Crude/Refined Products Pipelines	430,959,544	29.7%
Diversified Pipelines	12,947,474	0.9%
Electric Utilities	51,256,830	3.5%
Independent Power and Renewable Electricity Producers	23,379,547	1.6%
Independent Power Producers & Energy Traders	984,403	0.1%
Multi—Utilities	14,210,955	1.0%
Natural Gas Gathering/Processing	339,292,894	23.3%
Natural Gas/Natural Gas Liquids Pipelines	327,140,321	22.5%
Oil, Gas & Consumable Fuels	7,572,970	0.5%
Shipping	153,712,629	10.6%
Transportation Infrastructure	41,227,437	2.8%

Total	$1,453,450,161	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of December 31, 2014:

	Value	% of Total Investments
Bermuda	$31,452,529	2.2%
Canada	12,947,474	0.9%
Monaco	5,793,324	0.4%
Republic of the Marshall Islands	98,935,180	6.8%
United Kingdom	35,314,793	2.4%
United States	1,269,006,861	87.3%

Total	$1,453,450,161	100.0%

See accompanying Notes to Financial Statements.

SALIENT MLP FUND

Schedule of Investments

December 31, 2014

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—141.7%
Coal—3.5%
United States—3.5%
Alliance Holdings GP, L.P.(1)(2)	10,455	$637,650

		637,650

Crude/Natural Gas Production—11.8%
United States—11.8%
Tallgrass Energy Partners, LP(1)(2)	21,792	974,102
Western Gas Equity Partners, LP(1)(2)	19,880	1,197,373

		2,171,475

Crude/Refined Products Pipelines—42.4%
United States—42.4%
American Midstream Partners, LP(2)	13,934	274,639
Magellan Midstream Partners, L.P.(1)(2)	17,852	1,475,646
MPLX LP(1)(2)	9,047	664,864
Oiltanking Partners, L.P.(1)(2)	26,548	1,236,606
Plains All American Pipeline, L.P.(1)(2)	16,482	845,856
Plains GP Holdings, L.P., Class A(1)(2)	19,314	495,984
Rose Rock Midstream, L.P.(1)(2)	21,100	958,995
Summit Midstream Partners, LP(1)(2)	34,084	1,295,192
Sunoco Logistics Partners L.P.(1)(2)	13,438	561,440

		7,809,222

Natural Gas Gathering/Processing—29.5%
United States—29.5%
Access Midstream Partners, L.P.(1)(2)	16,349	886,116
EnLink Midstream Partners, LP(1)(2)	37,440	1,086,134
MarkWest Energy Partners, L.P.(2)	8,392	563,858
NGL Energy Partners LP(1)(2)	46,976	1,314,859
Targa Resources Corp.(1)	10,118	1,073,014
The Williams Companies, Inc.(1)	11,267	506,339

		5,430,320

Natural Gas/Natural Gas Liquids Pipelines—54.5%
United Kingdom—1.7%
VTTI Energy Partners LP(1)(2)	12,732	315,626
United States—52.8%
AmeriGas Partners, L.P.(1)(2)	10,359	496,403
Antero Midstream Partners LP(1)(2)	47,889	1,316,948
Enbridge Energy Partners, L.P.(1)(2)	8,142	324,866
Energy Transfer Equity, L.P.(1)(2)	23,080	1,324,330
Energy Transfer Partners, L.P.(1)(2)	12,391	805,415
Enterprise Products Partners L.P.(1)(2)	39,739	1,435,373

See accompanying Notes to Financial Statements.

SALIENT MLP FUND

Schedule of Investments, continued

December 31, 2014

	Shares/Units	Fair Value

EQT Midstream Partners, LP(1)(2)	10,974	$965,712
ONEOK Partners, L.P.(1)(2)	32,470	1,286,786
ONEOK, Inc.(1)	4,869	242,428
PBF Logistics LP(1)(2)	26,864	573,546
Regency Energy Partners, L.P.(1)	32,449	778,776
Shell Midstream Partners, L.P.(2)	5,103	209,121

		10,075,330

Total Master Limited Partnerships and Related Companies (Cost $26,632,075)		26,123,997

Total Investments—141.7% (Cost $26,632,075)		26,123,997
Credit Facility—(43.5)%		(8,015,000)
Other Assets and Liabilities—1.8%		325,735

Total Net Assets—100.0%		$18,434,732

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)

All or a portion of these securities are held as collateral for the line of credit agreement. As of December 31, 2014 the total fair value of securities held as collateral for the line of credit agreement is $21,474,732.

(2)	Non-income producing security.

Salient MLP Fund invested in the following industries as of December 31, 2014:

	Value	% of Total Investments
Coal	$637,650	2.4%
Crude/Natural Gas Production	2,171,475	8.3%
Crude/Refined Products Pipelines	7,809,222	29.9%
Natural Gas Gathering/Processing	5,430,320	20.8%
Natural Gas/Natural Gas Liquids Pipelines	10,075,330	38.6%

Total	$26,123,997	100.0%

Salient MLP Fund invested in securities with exposure to the following countries as of December 31, 2014:

	Value	% of Total Investments
United Kingdom	$315,626	1.2%
United States	25,808,371	98.8%

Total	$26,123,997	100.0%

See accompanying Notes to Financial Statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

December 31, 2014

	Shares/Units	Fair Value

Common Stocks—85.0%
Consumer Discretionary—13.5%
Brazil—1.6%
Ambev S.A. ADR	160,197	$996,426
France—2.3%
Vivendi S.A.(2)	58,227	1,452,310
Hong Kong—1.9%
Michael Kors Holdings Limited(1)	16,700	1,254,171
United States—7.7%
Best Buy Co., Inc.	18,500	721,130
Johnson Controls, Inc.	16,231	784,607
Ross Stores, Inc.	22,154	2,088,236
YUM! Brands, Inc.	18,697	1,362,076

		8,658,956

Consumer Staples—10.1%
United Kingdom—3.4%
Reckitt Benckiser Group plc(2)	27,126	2,188,023
United States—6.7%
CVS Health Corporation	24,399	2,349,867
PepsiCo, Inc.	20,474	1,936,021

		6,473,911

Energy—7.5%
Bermuda—1.2%
Nabors Industries Ltd.	57,000	739,860
Luxembourg—0.8%
Tenaris, S.A. ADR	16,026	484,145
Netherlands—2.0%
Royal Dutch Shell plc ADR	19,175	1,283,766
United States—3.5%
CONSOL Energy Inc.	22,447	758,933
NGL Energy Partners LP(1)	28,288	791,781
Southwestern Energy Company(1)	25,000	682,250

		4,740,735

Financials—22.1%
Brazil—0.5%
Banco Santander (Brasil) S.A. ADR	64,866	325,627
China—3.6%
China Merchants Bank Co., Ltd.(2)	745,538	1,860,733
Dalian Wanda Commercial Properties Co., Ltd.(1) (2)	71,000	453,262
Germany—2.4%
Muenchener Rueckversicherungs—Gesellschaft AG(2)	7,770	1,556,472

See accompanying Notes to Financial Statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

December 31, 2014

	Shares/Units	Fair Value

Hong Kong—1.7%
Luk Fook Holdings (International) Limited(2)	287,690	$1,077,472
Italy—1.0%
UniCredit S.p.A.(2)	96,893	617,475
Japan—1.1%
Sumitomo Mitsui Trust Holdings, Inc.(2)	184,977	706,061
Spain—1.2%
Banco Bilbao Vizcaya Argentaria, S.A. ADR	83,751	786,422
Switzerland—1.9%
UBS AG GRS	73,994	1,223,121
United States—8.7%
Bank of America Corporation	72,556	1,298,027
Capital One Financial Corporation	15,152	1,250,798
Genworth Financial, Inc., Class A(1)	73,524	624,954
MetLife, Inc.	20,098	1,087,101
The Bank of New York Mellon Corporation	32,754	1,328,830

		14,196,355

Health Care—11.0%
France—2.8%
Sanofi ADR	40,046	1,826,498
Germany—2.0%
Bayer AG(2)	9,272	1,267,419
Switzerland—3.0%
Novartis AG ADR	20,676	1,915,837
United States—3.2%
Abbott Laboratories	45,413	2,044,493

		7,054,247

Industrials—7.3%
France—1.2%
Bouygues SA(2)	22,000	793,783
Ireland—1.7%
Allegion Public Limited Company	20,000	1,109,200
United States—4.4%
Rockwell Automation, Inc.	9,278	1,031,714
United Parcel Service, Inc.	7,600	844,892
United Technologies Corporation	8,463	973,245

		4,752,834

Information Technology—9.0%
Germany—1.4%
SAP SE ADR	13,100	912,415

See accompanying Notes to Financial Statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

December 31, 2014

	Shares/Units	Fair Value

United States—7.6%
Analog Devices, Inc.	20,000	$1,110,400
Fiserv, Inc.(1)	22,491	1,596,186
Google Inc., Class A(1)	2,400	1,273,584
Microsoft Corporation	19,000	882,550

		5,775,135

Materials—2.2%
Switzerland—2.2%
Syngenta AG ADR	22,342	1,435,250

		1,435,250

Telecommunication Services—2.3%
United States—2.3%
Verizon Communications Inc.	32,000	1,496,960

		1,496,960

Total Common Stock (Cost $50,132,018)		54,584,383

Registered Investment Companies—10.0%
Hong Kong—5.9%
iShares FTSE A50 China Index ETF(2)	2,275,000	3,785,845

		3,785,845

United States—4.1%
WisdomTree India Earnings ETF	56,963	1,256,034
WisdomTree Japan Hedged Equity Fund ETF	27,346	1,346,244

		2,602,278

Total Registered Investment Companies (Cost $5,109,077)		6,388,123

Total Investments—95.0% (Cost $55,241,095)		60,972,506
Other Assets and Liabilities—5.0%		3,211,147

Total Net Assets—100.0%		$64,183,653

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.
(2)

Security was valued using fair value procedures approved by the Board. The aggregate value of the securities is $15,758,855, representing 24.6% of net assets. See Note 2 regarding fair valuation of foreign equity securities.

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

GRS—Global Registered Shares

See accompanying Notes to Financial Statements.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

December 31, 2014

Allocation of Portfolio Holdings:

Salient Global Equity Fund invested in the following industries as of December 31, 2014:

	Value	% of Total Investments
Consumer Discretionary	$8,658,956	14.2%
Consumer Staples	6,473,911	10.6%
Energy	4,740,735	7.7%
Financials	14,196,355	23.3%
Health Care	7,054,247	11.6%
Industrials	4,752,834	7.8%
Information Technology	5,775,135	9.4%
Materials	1,435,250	2.4%
Telecommunication Services	1,496,960	2.5%
Registered Investment Companies	6,388,123	10.5%

Total	$60,972,506	100.0%

Salient Global Equity Fund invested in securities with exposure to the following countries as of December 31, 2014:

	Value	% of Total Investments
Bermuda	$739,860	1.2%
Brazil	1,322,053	2.2%
China	2,313,995	3.8%
France	4,072,591	6.7%
Germany	3,736,306	6.1%
Hong Kong	6,117,488	10.0%
Ireland	1,109,200	1.8%
Italy	617,475	1.0%
Japan	706,061	1.2%
Luxembourg	484,145	0.8%
Netherlands	1,283,766	2.1%
Spain	786,422	1.3%
Switzerland	4,574,208	7.5%
United Kingdom	2,188,023	3.6%
United States	30,920,913	50.7%

Total	$60,972,506	100.0%

See accompanying Notes to Financial Statements.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments

December 31, 2014

	Shares/Units	Fair Value
Registered Investment Companies—61.9%
United States—61.9%
SPDR S&P 500 ETF Trust	94,010	$19,319,055

Total Registered Investment Companies (Cost $17,928,063)		19,319,055

Purchased Put Options—1.0% (Cost $71,893)		325,565

Total Investments—62.9% (Cost $17,999,956)		19,644,620
Other Assets and Liabilities—37.1%		11,606,076

Total Net Assets—100.0%		$31,250,696

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Purchased Put Options:
Description	Expiration Date	Strike Price	Number of Contracts	Fair Value
S&P 500 Index	January 2015	$2,080	149	$325,565

Total Purchased Put Options (Premiums Paid $71,893)			149	$325,565

Written Put Options:
Description	Expiration Date	Strike Price	Number of Contracts	Fair Value
S&P 500 Index	January 2015	$2,060	149	$(125,905)

Total Written Call Options (Premiums Received $29,428)			149	$(125,905)

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	March 2015	111	$11,390,820	$(39,014)

			$11,390,820	$(39,014)

Allocation of Portfolio Holdings:
Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Equity Risk	$11,842,290	100.0%

Total	$11,842,290	100.0%

See accompanying Notes to Financial Statements.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments, continued

December 31, 2014

Salient Broadmark Tactical Plus Fund invested in the following industries as of December 31, 2014:

	Value	% of Total Investments
Registered Investment Company	$19,319,055	98.3%
Option	325,565	1.7%

Total	$19,644,620	100.0%

Salient Broadmark Tactical Plus Fund invested in securities with exposure to the following countries as of December 31, 2014:

	Value	% of Total Investments
United States	$19,644,620	100.0%

Total	$19,644,620	100.0%

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities

December 31, 2014

	Risk Parity Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund	MLP Fund		Global Equity Fund		Broadmark Tactical Plus Fund
Assets:
Investments at cost	$—	$—	$—	$1,371,876,322	$26,632,075		$55,241,095		$17,999,956

Investments at fair value	—	—	—	1,453,450,161	26,123,997		60,972,506		19,644,620
Cash and cash equivalents	79,392,928	1,982,373	24,326,350	33,032,092	62,491		2,068,217		8,008,231
Foreign currencies	—	—	—	—	—		65,513	(1)	—
Deposits with brokers for futures contracts	9,519,672	944,959	8,188,522	—	—		—		177,100
Deposits with brokers for swap agreements	4,160,000	—	8,490,000	—	—		—		—
Deposits with brokers for options contracts	—	—	—	—	—		—		3,068,920
Segregated cash for collateral	—	2,250,000	—	—	—		—		—
Unrealized gain on swap agreements	99,021	8,773	169,007	—	—		—		—
Dividends and interest receivable	14,139	374	4,199	196,087	80		27,213		107,380
Receivable for capital shares issued	1,130,727	2,824	1,823,310	14,838,072	7,409		697,825		506,127
Receivable from investments sold	—	—	—	18,928,046	245,315		909,269		—
Reclaims receivable	—	—	—	—	—		31,882		—
Variation margin on futures contracts	247,063	—	669,068	—	—		—		—
Receivable from Adviser	—	22,929	—	—	156,655		—		43,486
Federal income tax receivable	—	—	—	41,000	—		—		—
Deferred tax asset, net of allowance	—	—	—	31,900	—	(2)	—		—
Prepaids and other assets	14,471	9,717	34,882	73,100	11,438		52,855		8,022

Total assets	94,578,021	5,221,949	43,705,338	1,520,590,458	26,607,385		64,825,280		31,563,886

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities, continued

December 31, 2014

	Risk Parity Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund	MLP Fund	Global Equity Fund	Broadmark Tactical Plus Fund
Liabilities:
Credit facility	$—	$—	$—	$—	$8,015,000	$—	$—
Written options	—	—	—	—	—	—	125,905	(3)
Payable for investments purchased	—	—	—	31,908,774	—	485,259	—
Payable for capital shares redeemed	588,213	—	—	7,989,645	—	—	56,979
Variation margin on futures contracts	972,471	20,005	—	—	—	—	64,510
Unrealized loss on swap agreements	128,855	9,580	303,342	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	15,652	—	—	—	—	—
Payable to broker for swap agreement	—	—	6,209	—	—	—	—
Interest payable	—	—	—	—	6,144	—	—
Payable to Adviser	78,805	—	21,141	1,146,959	—	44,066	—
Distribution and services fees payable	2,891	13	920	157,401	536	2,018	481
State income tax payable	—	—	—	29,800	—	—	—
Deferred tax liability	—	—	—	3,475,907	—	—	—
Accounts payable and accrued expenses	117,033	100,409	120,716	668,898	150,973	110,284	65,315

Total liabilities	1,888,268	145,659	452,328	45,377,384	8,172,653	641,627	313,190

Net Assets	$92,689,753	$5,076,290	$43,253,010	$1,475,213,074	$18,434,732	$64,183,653	$31,250,696

Composition of Net Assets:
Paid-in capital	$107,995,230	$11,005,899	$45,716,437	$1,379,577,699	$19,197,224	$57,353,075	$30,266,233
Accumulated net investment income (loss)	(99,654)	(21,547)	(2,487,964)	15,601,968	(231,334)	(88,219)	75,196
Accumulated net realized gains (losses)	(18,331,297)	(6,195,924)	(4,586,220)	1,893,286	(23,080)	1,191,290	(599,906)
Unrealized appreciation (depreciation) on investments	3,125,474	287,862	4,610,757	78,140,121	(508,078)	5,727,507	1,509,173

Net Assets	$92,689,753	$5,076,290	$43,253,010	$1,475,213,074	$18,434,732	$64,183,653	$31,250,696

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities, continued

December 31, 2014

	Risk Parity Fund (Consolidated)	Alternative Beta Fund (Consolidated)		Trend Fund (Consolidated)	MLP Energy Fund	MLP Fund	Global Equity Fund	Broadmark Tactical Plus Fund
Net Assets:
Class A Shares	$4,748,050	$3,237		$4,934,027	$177,819,690	$443,751	$2,199,486	$2,557
Class C Shares	2,516,074	15,195		28,854	147,884,666	629,135	2,520,245	2,556
Class I Shares	85,425,629	5,057,858		38,290,129	1,149,508,718	17,361,846	59,463,922	502,557
Class F Shares	—	—		—	—	—	—	30,743,026

	$92,689,753	$5,076,290		$43,253,010	$1,475,213,074	$18,434,732	$64,183,653	$31,250,696

Shares Outstanding:
Class A Shares	522,123	413		414,708	13,357,120	46,131	189,241	216
Class C Shares	282,272	1,914		2,458	11,178,418	65,627	218,763	216
Class I Shares	9,333,213	647,412		3,214,578	86,463,157	1,808,666	5,126,925	42,374
Class F Shares	—	—		—	—	—	—	2,591,321

Net Asset Value, Offering Price and Redemption Price:
Class A Shares	$9.09	$7.84		$11.90	$13.31	$9.62	$11.62	$11.86	(4)
Class C Shares	$8.91	$7.95	(4)	$11.74	$13.23	$9.59	$11.52	$11.86	(4)
Class I Shares	$9.15	$7.81		$11.91	$13.29	$9.60	$11.60	$11.86
Class F Shares	$—	$—		$—	$—	$—	$—	$11.86
Maximum Sales Charge—Class A Shares	5.50%	5.50%		5.50%	5.50%	5.50%	5.50%	5.50%

Maximum Offering Price per share—Class A Shares (Net Asset Value / (100%—maximum sales charge))	$9.62	$8.30		$12.59	$14.08	$10.18	$12.30	$12.55

(1)	Cost of foreign currencies for Global Equity Fund is $66,200.
(2)	Valuation allowance for MLP Fund is $275,233.
(3)	Premiums received on written options for Broadmark Tactical Plus Fund are $29,428.
(4)	Does not recalculate due to rounding of net assets and share amounts presented in the financial statements.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations

	Risk Parity Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund (Consolidated)	MLP Fund	Global Equity Fund
	For the year ended December 31, 2014	For the year ended December 31, 2014	For the year ended December 31, 2014	For the year ended December 31, 2014	For the period April 2, 2014 (1) through December 31, 2014	For the year ended December 31, 2014
Investment Income:
Distributions from master limited partnerships	$—	$—	$—	$23,122,595	$697,190	$53,436
Less return of capital on distributions	—	—	—	(21,371,797)	(696,072)	(53,436)

Net distributions from master limited partnerships	—	—	—	1,750,798	1,118	—
Dividend income	—	—	—	18,024,622	77,652	1,462,406
Interest income	181,102	21,613	72,205	83,939	1,338	389
Foreign tax withholding	—	—	—	(16,716)	—	(49,170)

Total Investment Income (Loss)	181,102	21,613	72,205	19,842,643	80,108	1,413,625

Operating Expenses:
Investment management fees	918,223	267,731	459,242	10,198,598	127,716	863,865
Administration fees	95,062	46,151	108,348	694,103	4,885	49,302
Distribution and service fee Class A	11,804	64	5,587	500,929	240	7,343
Distribution and service fee Class C	17,516	136	658	1,008,968	1,697	13,545
Administrative services fees	55,449	7,544	14,178	662,323	10,729	44,251
Trustees fees	42,429	42,497	42,128	42,139	38,016	42,422
Audit fees	32,305	32,241	32,220	39,227	38,680	32,221
Custodian fees	18,984	14,984	15,306	58,329	21,014	27,638
Interest	—	—	—	—	42,246	—
Line of credit commitment fees	—	—	—	—	2,464	—
Legal fees	15,000	13,596	9,556	170,627	65,317	1,452
Offering costs	—	14,402	—	—	—	—
Registration and filing fees	44,171	33,736	45,628	65,651	42,162	56,988
Tax preparation fees	12,773	15,008	14,570	196,271	115,646	14,575
Transfer agent fees	42,105	35,832	42,778	178,447	16,146	38,478
Other expenses	61,713	62,752	55,940	316,879	83,395	76,347
Recoupment of prior expenses reduced by the Adviser	—	—	—	635,468	—	—

Total Expenses Before Fee Reductions	1,367,534	586,674	846,139	14,767,959	610,353	1,268,427

Less expenses contractually waived/reimbursed by the Adviser	(34,946)	(186,888)	(124,385)	—	(388,507)	(141,839)

Net Expenses	1,332,588	399,786	721,754	14,767,959	221,846	1,126,588

Net Investment Income (Loss), Before Income Taxes	(1,151,486)	(378,173)	(649,549)	5,074,684	(141,738)	287,037

Net Investment Income (Loss)	(1,151,486)	(378,173)	(649,549)	5,074,684	(141,738)	287,037

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations, continued

	Risk Parity Fund (Consolidated)	Alternative Beta Fund (Consolidated)	Trend Fund (Consolidated)	MLP Energy Fund (Consolidated)	MLP	Global Equity Fund
	For the year ended December 31, 2014	For the year ended December 31, 2014	For the year ended December 31, 2014	For the year ended December 31, 2014	Fund For the period April 2, 2014 (1) through December 31, 2014	For the year ended December 31, 2014
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency translations	$(1,833,719)	$466,423	$(878,542)	$(20,087,678)	$(112,676)	$2,651,397
Net realized gain (loss) on written option contracts	—	—	—	(881,561)	—	—
Net realized gain (loss) on futures contracts	14,337,816	(3,951,271)	(735,345)	—	—	25,456
Net realized gain (loss) on swap agreements	(1,420,775)	(1,606,360)	(1,817,193)	—	—	—
Net realized gain (loss) on forward foreign currency exchange contracts	—	263,165	—	—	—	—

Net realized gain (loss), before income taxes	11,083,322	(4,828,043)	(3,431,080)	(20,969,239)	(112,676)	2,676,853
Deferred tax benefit	—	—	—	—	—	—

Net realized gain (loss)	11,083,322	(4,828,043)	(3,431,080)	(20,969,239)	(112,676)	2,676,853
Change in unrealized appreciation/depreciation on investments, before income taxes	2,453,208	(57,978)	3,710,414	18,348,566	(508,078)	(1,948,078)

Deferred tax benefit	—	—	—	1,838,548	—	—

Change in unrealized appreciation/depreciation on investments	2,453,208	(57,978)	3,710,414	16,510,018	(508,078)	(1,948,078)

Net Realized and Unrealized Gain (Loss) on Investments	13,536,530	(4,886,021)	279,334	(4,459,221)	(620,754)	728,775

Change in Net Assets Resulting from Operations	$12,385,044	$(5,264,194)	$(370,215)	$615,463	$(762,492)	$1,015,812

(1)	Commencement of operations.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations, continued

	Broadmark Tactical Plus Fund
	For the period December 1, 2014(1) through December 31, 2014	For the Year ended November 30, 2014
Investment Income:
Dividends	$106,759	$167,791
Interest	634	—

Total Investment Income (Loss)	107,393	167,791

Expenses
Investment advisory fees	27,856	209,153
Professional fees	48,595	111,426
Registration and filing fees	—	46,121
Trustees’ fees and expenses	2,056	43,000
Fund accounting fees	—	34,597
Administration fees	5,234	26,750
Administrative services fees	863	—
Transfer agent fees, Class A	578	—
Transfer agent fees, Class C	522	—
Transfer agent fees, Class F	2,471	—
Transfer agent fees, Class I	745	—
Transfer agent fees, Investor Class	—	12,000
Transfer agent fees, Institutional Class	—	12,000
Compliance services fees	—	24,000
Insurance expense	—	19,877
Custodian and bank service fees	—	10,196
Offering costs	—	9,005
Postage and supplies	—	7,453
Printing of shareholder reports	—	7,412
Printing fees, Class A	33	—
Printing fees, Class C	10	—
Printing fees, Class F	62	—
Printing fees, Class I	221	—
Shareholder service fees, Institutional Class	—	7,311
Distribution services fees, Investor Class	—	6,714
Distribution services fees, Class C	1	—
Other expenses	1,150	12,984

Total Expenses	90,397	599,999
Fee reductions and/or expense reimbursements by the Adviser	(58,200)	(319,610)

Net Expenses	32,197	280,389

Net Investment Income (Loss)	75,196	(112,598)

Realized and Unrealized Gains (Losess) on Investments and option and futures contracts
Net realized gains (losses) from:
Investments	—	(371,881)
Options contracts written	6,112	29,605
Futures contracts	(1,786)	303,105
Net change in unrealized appreciation (depreciation) on:
Investments	96,043	1,505,463
Futures contracts	(509,238)	—
Options contracts written	(96,477)	382,482

Net Realized and Unrealized Gains on Investments and option and futures contracts	(505,346)	1,848,774

Net increase in Net Assets Resulting from Operations	$(430,150)	$1,736,176

(1)	Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of Broadmark Tactical Plus Fund.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets

	Risk Parity Fund (Consolidated)		Alternative Beta Fund (Consolidated)
	For the Year ended December 31, 2014	For the Year ended December 31, 2013	For the Year ended December 31, 2014	For the period February 28, 2013(1) through December 31, 2013
Operations:
Net investment income (loss), net of income taxes	$(1,151,486)	$(1,402,512)	$(378,173)	$(427,121)
Net realized gain (loss) on investments, net of income taxes	11,083,322	(5,879,712)	(4,828,043)	(467,632)
Change in unrealized appreciation/depreciation on investments, net of income taxes	2,453,208	1,142,683	(57,978)	345,840

Change in net assets resulting from operations	12,385,044	(6,139,541)	(5,264,194)	(548,913)

Distributions:
Return of capital:
Class A Shares	—	—	(231)	—
Class C Shares	—	—	(689)	—
Class I Shares	—	—	(420,926)	—
Net realized gains:
Class A Shares	(534,853)	(337,775)	(184)	—
Class C Shares	(292,762)	(83,366)	(876)	—
Class I Shares	(10,029,279)	(6,055,544)	(1,638,223)	—

Change in Net Assets resulting from distributions	(10,856,894)	(6,476,685)	(2,061,129)	—

Change in Net Assets resulting from capital transactions	(10,723,312)	1,921,520	(28,869,676)	41,820,202

Change in Net Assets	(9,195,162)	(10,694,706)	(36,194,999)	41,271,289
Net Assets:
Beginning of period	101,884,915	112,579,621	41,271,289	—

End of period	$92,689,753	$101,884,915	$5,076,290	$41,271,289

Accumulated net investment income (loss)	$(99,654)	$(65,880)	$(21,547)	$(581,151)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Risk Parity Fund (Consolidated)		Alternative Beta Fund (Consolidated)
	For the Year ended December 31, 2014	For the Year ended December 31, 2013	For the Year ended December 31, 2014	For the period February 28, 2013(1) through December 31, 2013
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,026,390	$9,549,128	$10,051	$27,500
Dividends reinvested	279,604	324,486	415	—
Value of shares redeemed	(7,117,406)	(7,363,713)	(30,524)	—

Class A Shares capital transactions	(811,412)	2,509,901	(20,058)	27,500

Class C Shares
Proceeds from shares issued	1,292,786	1,413,516	3,716	12,500
Dividends reinvested	281,484	79,180	1,565	—
Value of shares redeemed	(287,075)	(362,110)	—	—

Class C Shares capital transactions	1,287,195	1,130,586	5,281	12,500

Class I Shares
Proceeds from shares issued	34,930,447	67,509,108	4,261,381	52,070,631
Dividends reinvested	6,998,795	4,770,436	1,646,555	—
Value of shares redeemed	(53,128,337)	(73,998,511)	(34,762,835)	(10,290,429)

Class I Shares capital transactions	(11,199,095)	(1,718,967)	(28,854,899)	41,780,202

Change in Net Assets resulting from capital transactions	$(10,723,312)	$1,921,520	$(28,869,676)	$41,820,202

Share Transactions:
Class A Shares
Issued	619,991	924,281	1,181	2,967
Reinvested	30,491	35,934	52	—
Redeemed	(725,042)	(759,200)	(3,787)	—

Change in Class A Shares	(74,560)	201,015	(2,554)	2,967

Class C Shares
Issued	134,043	140,524	454	1,263
Reinvested	31,311	8,857	197	—
Redeemed	(30,069)	(38,168)	—	—

Change in Class C Shares	135,285	111,213	651	1,263

Class I Shares
Issued	3,587,476	6,721,859	499,781	5,250,930
Reinvested	758,266	526,538	202,172	—
Redeemed	(5,475,998)	(7,435,130)	(4,221,190)	(1,084,281)

Change in Class I Shares	(1,130,256)	(186,733)	(3,519,237)	4,166,649

(1)	Commencement of operations

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Trend Fund (Consolidated)
	For the Year ended December 31, 2014	For the period January 2, 2013(1) through December 31, 2013
Operations:
Net investment income (loss), net of income taxes	$(649,549)	$(680,152)
Net realized gain (loss) on investments, net of income taxes	(3,431,080)	8,757,684
Change in unrealized appreciation/depreciation on investments, net of income taxes	3,710,414	900,343

Change in net assets resulting from operations	(370,215)	8,977,875

Distributions:
Net investment income:
Class A Shares	—	(83,044)
Class C Shares	—	(3,007)
Class I Shares	—	(2,298,422)
Net realized gains:
Class A Shares	(262,633)	(192,855)
Class C Shares	(1,558)	(7,442)
Class I Shares	(1,962,743)	(4,831,611)

Change in Net Assets resulting from distributions	(2,226,934)	(7,416,381)

Change in Net Assets resulting from capital transactions	(29,439,889)	73,728,554

Change in Net Assets	(32,037,038)	75,290,048
Net Assets:
Beginning of period	75,290,048	—

End of period	$43,253,010	$75,290,048

Accumulated net investment income (loss)	$(2,487,964)	$(2,424,849)

Capital Transactions:
Class A Shares
Proceeds from shares issued	$3,293,882	$2,904,147
Dividends reinvested	262,500	184,431
Value of shares redeemed	(1,720,506)	(61,930)

Class A Shares capital transactions	1,835,876	3,026,648

Class C Shares
Proceeds from shares issued	22,025	112,455
Dividends reinvested	1,558	10,449
Value of shares redeemed	(99,425)	—

Class C Shares capital transactions	(75,842)	122,904

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Trend Fund (Consolidated)
	For the Year ended December 31, 2014	For the period January 2, 2013(1) through December 31, 2013
Class I Shares
Proceeds from shares issued	$17,517,493	$73,608,893
Dividends reinvested	1,488,628	5,530,201
Value of shares redeemed	(50,206,044)	(8,560,092)

Class I Shares capital transactions	(31,199,923)	70,579,002

Change in Net Assets resulting from capital transactions	$(29,439,889)	$73,728,554

Share Transactions:
Class A Shares
Issued	308,639	246,744
Reinvested	22,265	17,077
Redeemed	(174,362)	(5,655)

Change in Class A Shares	156,542	258,166

Class C Shares
Issued	2,162	9,601
Reinvested	134	972
Redeemed	(10,411)	—

Change in Class C Shares	(8,115)	10,573

Class I Shares
Issued	1,726,372	6,796,926
Reinvested	126,048	513,006
Redeemed	(5,201,768)	(746,006)

Change in Class I Shares	(3,349,348)	6,563,926

(1)	Commencement of operations

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statement of Changes in Net Assets, continued

	MLP Energy Fund (Consolidated)		MLP Fund
	For the Year ended December 31, 2014	For the Year ended December 31, 2013	For the period April 2, 2014 (1) through December 31, 2014
Operations:
Net investment income (loss), net of income taxes	$5,074,684	$(681,541)	$(141,738)
Net realized gain (loss) on investments, net of income taxes	(20,969,239)	1,884,532	(112,676)
Change in unrealized appreciation/depreciation on investments, net of income taxes	16,510,018	61,274,806	(508,078)

Change in net assets resulting from operations	615,463	62,477,797	(762,492)

Distributions:
Net investment income:
Class A Shares	(944,423)	—	—
Class C Shares	(383,886)	—	—
Class I Shares	(3,746,375)	—	—
In excess of net investment income:
Class A Shares	(501,830)	(798,931)	—
Class C Shares	(203,982)	(170,038)	—
Class I Shares	(1,990,679)	(2,321,762)	—
Return of capital:
Class A Shares	(6,221,613)	(1,614,229)	(4,379)
Class C Shares	(2,528,943)	(343,559)	(6,433)
Class I Shares	(24,680,155)	(4,691,091)	(720,860)

Change in Net Assets resulting from distributions	(41,201,886)	(9,939,610)	(731,672)

Change in Net Assets resulting from capital transactions	1,006,766,028	416,080,266	19,928,896

Change in Net Assets	966,179,605	468,618,453	18,434,732
Net Assets:
Beginning of period	509,033,469	40,415,016	—

End of period	$1,475,213,074	$509,033,469	$18,434,732

Accumulated net investment income (loss)	$15,601,968	$5,684,077	$(231,334)

Capital Transactions:
Class A Shares
Proceeds from shares issued	$231,882,215	$142,091,673	$479,508
Dividends reinvested	7,516,772	2,392,312	2,931
Value of shares redeemed	(232,435,073)	(12,172,236)	(9,391)

Class A Shares capital transactions	6,963,914	132,311,749	473,048

Class C Shares
Proceeds from shares issued	127,282,819	34,205,854	700,763
Dividends reinvested	3,062,231	505,344	6,172
Value of shares redeemed	(12,452,847)	(460,475)	(19,444)

Class C Shares capital transactions	117,892,203	34,250,723	687,491

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statement of Changes in Net Assets, continued

	MLP Energy Fund (Consolidated)		MLP Fund
	For the Year ended December 31, 2014	For the Year ended December 31, 2013	For the period April 2, 2014 (1) through December 31, 2014
Class I Shares
Proceeds from shares issued	$1,109,446,916	$290,869,948	$24,803,487
Dividends reinvested	23,370,103	3,257,260	36,301
Value of shares redeemed	(250,907,108)	(44,609,414)	(6,071,431)

Class I Shares capital transactions	881,909,911	249,517,794	18,768,357

Change in Net Assets resulting from capital transactions	$1,006,766,028	$416,080,266	$19,928,896

Share Transactions:
Class A Shares
Issued	16,680,467	12,181,266	46,913
Reinvested	540,690	203,233	277
Redeemed	(15,421,591)	(1,048,938)	(1,059)

Change in Class A Shares	1,799,566	11,335,561	46,131

Class C Shares
Issued	8,920,936	2,947,094	67,326
Reinvested	215,813	43,078	586
Redeemed	(908,799)	(39,704)	(2,285)

Change in Class C Shares	8,227,950	2,950,468	65,627

Class I Shares
Issued	77,682,089	25,178,939	2,387,219
Reinvested	1,638,982	277,438	3,429
Redeemed	(18,245,922)	(3,879,767)	(581,982)

Change in Class I Shares	61,075,149	21,576,610	1,808,666

(1)	Commencement of operations

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statement of Changes in Net Assets, continued

	Global Equity Fund
	For the Year ended December 31, 2014	For the period January 3, 2013 (1) through December 31, 2013
Operations:
Net investment income (loss), net of income taxes	$287,037	$298,429
Net realized gain (loss) on investments, net of income taxes	2,676,853	1,978,171
Change in unrealized appreciation/depreciation on investments, net of income taxes	(1,948,078)	7,675,585

Change in net assets resulting from operations	1,015,812	9,952,185

Distributions:
Net investment income:
Class A Shares	(6,692)	(9,826)
Class C Shares	—	—
Class I Shares	(363,590)	(420,514)
Net realized gains:
Class A Shares	(57,643)	(59,126)
Class C Shares	(58,077)	(20,585)
Class I Shares	(1,596,146)	(1,139,538)

Change in Net Assets resulting from distributions	(2,082,148)	(1,649,589)

Change in Net Assets resulting from capital transactions	(311,780)	57,259,173

Change in Net Assets	(1,378,116)	65,561,769
Net Assets:
Beginning of period	65,561,769	—

End of period	$64,183,653	$65,561,769

Accumulated net investment income (loss)	$(88,219)	$(448)

Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,266,430	$3,391,783
Dividends reinvested	64,335	68,952
Value of shares redeemed	(2,306,066)	(397,441)

Class A Shares capital transactions	(975,301)	3,063,294

Class C Shares
Proceeds from shares issued	1,725,420	991,866
Dividends reinvested	58,076	20,585
Value of shares redeemed	(278,859)	(10,831)

Class C Shares capital transactions	1,504,637	1,001,620

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statement of Changes in Net Assets, continued

	Global Equity Fund
	For the Year ended December 31, 2014	For the period January 3, 2013 (1) through December 31, 2013
Class I Shares
Proceeds from shares issued	$24,423,810	$71,251,557
Dividends reinvested	1,234,895	983,195
Value of shares redeemed	(26,499,821)	(19,040,493)

Class I Shares capital transactions	(841,116)	53,194,259

Change in Net Assets resulting from capital transactions	$(311,780)	$57,259,173

Share Transactions:
Class A Shares
Issued	105,965	300,657
Reinvested	5,475	5,873
Redeemed	(190,515)	(38,214)

Change in Class A Shares	(79,075)	268,316

Class C Shares
Issued	146,281	91,411
Reinvested	4,985	1,761
Redeemed	(24,748)	(927)

Change in Class C Shares	126,518	92,245

Class I Shares
Issued	2,066,928	6,898,854
Reinvested	105,277	83,891
Redeemed	(2,252,727)	(1,775,298)

Change in Class I Shares	(80,522)	5,207,447

(1)	Commencement of operations

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Broadmark Tactical Plus Fund
	For the period December 1, 2014(1) through December 31, 2014	Year Ended November 30, 2014	Period Ended November 30, 2013(2)
Operations:
Net investment income (loss)	$75,196	$(112,598)	$(10,800)
Net realized gains (losses) from:
Investments	—	(371,881)	53,988
Options contracts written	6,112	29,605	568
Futures contracts	(1,786)	303,105	151,553
Change in unrealized appreciation/depreciation on investments
Investments	96,043	1,505,463	43,158
Options contracts written	(509,238)	—	—
Futures contracts	(96,477)	382,482	87,742

Change in net assets resulting from operations	(430,150)	1,736,176	326,209

Distributions:
Net realized gains:
Class A Shares	(5)	—	—
Class C Shares	(5)	—	—
Class I Shares	(5)	—	—
Class F Shares	(353,850)	—	—
Investor Class	—	(8,503)	—
Institutional Class	—	(285,404)	—

Change in Net Assets resulting from distributions	(353,865)	(293,907)	—

Change in Net Assets resulting from capital transactions	9,231,617	11,358,790	9,575,826

Change in Net Assets	8,447,602	12,801,059	9,902,035
Net Assets:
Beginning of period	22,803,094	10,002,035	100,000

End of period	$31,250,696	$22,803,094	$10,002,035

Accumulated net investment income (loss)	$75,196	$—	$—

Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,501	$—	$—
Dividends reinvested	5	—	—
Value of shares redeemed	—	—	—

Class A Shares capital transactions	2,506	—	—

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Broadmark Tactical Plus Fund
	For the period December 1, 2014(1) through December 31, 2014		Year Ended November 30, 2014	Period Ended November 30, 2013(2)
Class C Shares
Proceeds from shares issued	$2,501		$—	$—
Dividends reinvested	5		—	—
Value of shares redeemed	—		—	—

Class C Shares capital transactions	2,506		—	—

Class I Shares
Proceeds from shares issued	502,501		—	—
Dividends reinvested	5		—	—
Value of shares redeemed	—		—	—

Class I Shares capital transactions	502,506		—	—

Class F Shares
Proceeds from shares issued	8,726,351		—	—
Dividends reinvested	353,850		—	—
Value of shares redeemed	(356,102)		—	—

Class F Shares capital transactions	8,724,099		—	—

Investor Class
Proceeds from shares issued	—		6,849,396	150,000
Dividends reinvested	—		8,503	—
Value of shares redeemed	—		(2,278,390)	—

Investor Class capital transactions	—		4,579,509	150,000

Institutional Class
Proceeds from shares issued	—		9,944,527	9,435,619
Dividends reinvested	—		285,404	—
Value of shares redeemed	—		(3,450,650)	(9,793)

Institutional Class capital transactions	—		6,779,281	9,425,826

Change in Net Assets resulting from capital transactions	$9,231,617		$11,358,790	$9,575,826

Share Transactions:
Class A Shares
Issued	216		—	—
Reinvested	—	(3)	—	—
Redeemed	—		—	—

Change in Class A Shares	216		—	—

Class C Shares
Issued	216		—	—
Reinvested	—	(3)	—	—
Redeemed	—		—	—

Change in Class C Shares	216		—	—

See accompanying Notes to Consolidated Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Broadmark Tactical Plus Fund
	For the period December 1, 2014(1) through December 31, 2014		Year Ended November 30, 2014	Period Ended November 30, 2013(2)
Class I Shares
Issued	42,374		—	—
Reinvested	—	(3)	—	—
Redeemed	—		—	—

Change in Class I Shares	42,374		—	—

Class F Shares
Issued	736,423		—	—
Reinvested	29,176		—	—
Redeemed	(29,741)		—	—

Change in Class F Shares	735,858		—	—

Investor Class
Issued	—		594,093	13,333
Reinvested	—		748	—
Redeemed	—		(201,737)	—

Investor Class capital transactions	—		393,104	13,333

Institutional Class
Issued	—		884,687	835,410
Reinvested	—		25,154	—
Redeemed	—		(302,577)	(878)

Institutional Class capital transactions	—		607,264	834,532

(1)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(2)	Represents the period from the commencement of operations (December 31, 2012) through November 30, 2013.
(3)	Rounds to less than 1 share.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MF TRUST

MLP Fund

Statement of Cash Flows

For the Period April 2, 2014(1) through December 31, 2014

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(762,492)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(41,731,366)
Proceeds from disposition of investments	14,290,543
Return of capital on distributions from master limited partnerships	696,072
Net realized loss on investments	112,676
Change in unrealized appreciation/depreciation from investments	508,078

Change in operating assets and liabilities:
Dividends and interest receivable	(80)
Receivable from investments sold	(245,315)
Receivable from Adviser	(156,655)
Prepaids and other assets	(11,438)
Interest payable	6,144
Distribution and services fees payable	536
Deferred tax asset	(275,233)
Valuation allowance	275,233
Accounts payable and accrued expenses	150,973

Net cash used in operating activities	(27,142,324)

Cash flows from financing activities:
Advances from credit facility	32,472,321
Repayments on credit facility	(24,457,321)
Subscriptions	25,976,349
Redemptions	(6,100,266)
Distributions, net of reinvestments	(686,268)

Net cash provided by financing activities	27,204,815

Net increase in cash and cash equivalents	62,491
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$62,491

Supplemental schedule of cash activity:
Cash paid for interest during the period	$36,102
Cash paid for non-use fees during the period	2,464
Supplemental schedule of non-cash activity:
Reinvestment of distributions to common shareholders	$45,404

(1)	Commencement of operations

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Invest ment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Return of Capital	Net Realized Gain on Invest ments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expen ses(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(e)
Risk Parity Fund (Consolidated)
Class A
Year ended December 31, 2014	$9.07	(0.14)	1.38	1.24	—	(1.22)	(1.22)	$9.09	13.58%	$4,748	1.64%	1.60%	(1.41)%	—
Year ended December 31, 2013	$10.16	(0.14)	(0.35)	(0.49)	—	(0.60)	(0.60)	$9.07	(4.78)%	$5,409	1.84%	1.60%	(1.45)%	—
Period ended December 31, 2012(f)	$9.94	(0.07)	0.32	0.25	—	(0.03)	(0.03)	$10.16	2.53%	$4,018	1.92%	1.61%	(1.59)%	—
Class C
Year ended December 31, 2014	$8.97	(0.21)	1.37	1.16	—	(1.22)	(1.22)	$8.91	12.84%	$2,516	2.38%	2.35%	(2.16)%	—
Year ended December 31, 2013	$10.13	(0.22)	(0.34)	(0.56)	—	(0.60)	(0.60)	$8.97	(5.49)%	$1,319	2.59%	2.35%	(2.20)%	—
Period ended December 31, 2012(g)	$10.12	(0.09)	0.13	0.04	—	(0.03)	(0.03)	$10.13	0.41%	$363	2.67%	2.36%	(2.34)%	—
Class I
Year ended December 31, 2014	$9.09	(0.11)	1.39	1.28	—	(1.22)	(1.22)	$9.15	13.99%	$85,426	1.38%	1.35%	(1.16)%	—
Year ended December 31, 2013	$10.16	(0.12)	(0.35)	(0.47)	—	(0.60)	(0.60)	$9.09	(4.59)%	$95,156	1.59%	1.35%	(1.20)%	—
Period ended December 31, 2012(h)	$10.00	(0.06)	0.25	0.19	—	(0.03)	(0.03)	$10.16	1.91%	$108,199	1.67%	1.36%	(1.34)%	—
Alternative Beta Fund (Consolidated)
Class A
Year ended December 31, 2014	$9.88	(0.13)	(0.80)	(0.93)	(0.60)	(0.51)	(1.11)	$7.84	(9.16)%	$3	2.34%	1.67%	(1.60)%	—
Period ended December 31, 2013(i)	$10.37	(0.13)	(0.36)	(0.49)	—	—	—	$9.88	(4.73)%	$29	2.17%	1.63%	(1.60)%	—
Class C
Year ended December 31, 2014	$9.82	(0.19)	(0.79)	(0.98)	(0.38)	(0.51)	(0.89)	$7.95	(9.79)%	$15	3.09%	2.42%	(2.35)%	—
Period ended December 31, 2013(i)	$10.37	(0.18)	(0.37)	(0.55)	—	—	—	$9.82	(5.30)%	$12	2.91%	2.37%	(2.35)%	—
Class I
Year ended December 31, 2014	$9.90	(0.11)	(0.81)	(0.92)	(0.66)	(0.51)	(1.17)	$7.81	(9.10)%	$5,058	2.09%	1.42%	(1.35)%	—
Period ended December 31, 2013(j)	$10.00	(0.11)	0.01	(0.10)	—	—	—	$9.90	(1.00)%	$41,230	1.91%	1.37%	(1.35)%	—

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on November 15, 2012.
(g)	Commenced operations on October 1, 2012.
(h)	Commenced operations on July 9, 2012.
(i)	Commenced operations on March 28, 2013.
(j)	Commenced operations on February 28, 2013.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expenses(c)(d)	Net Investment Income (Loss)(c)	Portfolio Turnover(e)
Trend Fund (Consolidated)
Class A
Year ended December 31, 2014	$11.04	(0.16)	1.69	1.53	—	(0.67)	(0.67)	$11.90	13.92%	$4,934	1.99%	1.73%	(1.58)%	—
Period ended December 31, 2013(f)	$10.64	(0.17)	1.71	1.54	(0.34)	(0.80)	(1.14)	$11.04	14.73%	$2,849	1.98%	1.62%	(1.52)%	—
Class C
Year ended December 31, 2014	$10.98	(0.23)	1.66	1.43	—	(0.67)	(0.67)	$11.74	13.08%	$29	2.75%	2.48%	(2.34)%	—
Period ended December 31, 2013(f)	$10.64	(0.23)	1.69	1.46	(0.32)	(0.80)	(1.12)	$10.98	13.96%	$116	2.73%	2.37%	(2.27)%	—
Class I
Year ended December 31, 2014	$11.02	(0.13)	1.69	1.56	—	(0.67)	(0.67)	$11.91	14.21%	$38,290	1.74%	1.48%	(1.33)%	—
Period ended December 31, 2013(g)	$10.00	(0.14)	2.34	2.20	(0.38)	(0.80)	(1.18)	$11.02	22.24%	$72,325	1.73%	1.37%	(1.27)%	—

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on March 28, 2013.
(g)	Commenced operations on January 2, 2013.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)		Net Expenses(c)		Net Expenses Excluding Income Taxes(c)		Net Investment Income (Loss)(c)	Portfolio Turnover(d)
MLP Energy Fund (Consolidated)
Class A
Year ended December 31, 2014	$12.77	0.05	1.03	1.08	(0.10)	(0.44)	(0.54)	$13.31	8.35%	$177,820	1.59	%(k)	1.65%		1.48%		0.36%	19%
Year ended December 31, 2013	$10.02	(0.05)	3.29	3.24	(0.16)	(0.33)	(0.49)	$12.77	33.14%	$147,626	2.65%		2.49	%(e)	1.60	%(e)	(0.41)%	64%
Period ended December 31, 2012(f)	$10.09	— (g)	(0.07)	(0.07)	—	—	—	$10.02	(0.69)%	$2,225	6.52%		1.82	%(e)	1.60	%(e)	(0.13)%	15%
Class C
Year ended December 31, 2014	$12.72	(0.05)	1.02	0.97	(0.08)	(0.38)	(0.46)	$13.23	7.53%	$147,885	2.34	%(k)	2.40%		2.23%		(0.39)%	19%
Period ended December 31, 2013(h)	$10.40	(0.13)	2.90	2.77	(0.16)	(0.29)	(0.45)	$12.72	27.13%	$37,527	3.40%		3.24	%(e)	2.35	%(e)	(1.16)%	64%
Class I
Year ended December 31, 2014	$12.76	0.09	1.02	1.11	(0.11)	(0.47)	(0.58)	$13.29	8.56%	$1,149,509	1.34	%(k)	1.40%		1.23%		0.61%	19%
Year ended December 31, 2013	$10.02	(0.02)	3.29	3.27	(0.18)	(0.35)	(0.53)	$12.76	33.46%	$323,880	2.40%		2.24	%(e)	1.35	%(e)	(0.16)%	64%
Period ended December 31, 2012(i)	$10.00	— (g)	0.14	0.14	— (g)	(0.12)	(0.12)	$10.02	1.47%	$38,190	6.27%		1.57	%(e)	1.35	%(e)	0.12%	15%
MLP Fund
Class A
Period ended December 31, 2014(j)	$10.00	(0.10)	0.11	0.01	—	(0.39)	(0.39)	$9.62	(0.19)%	$444	6.96%		1.99	%(e)	1.99	%(e)	(1.21)%	58%
Class C
Period ended December 31, 2014(j)	$10.00	(0.16)	0.12	(0.04)	—	(0.37)	(0.37)	$9.59	(0.66)%	$629	7.62%		2.74	%(e)	2.74	%(e)	(2.17)%	58%
Class I
Period ended December 31, 2014(j)	$10.00	(0.08)	0.11	0.03	—	(0.43)	(0.43)	$9.60	0.03%	$17,362	4.47%		1.63	%(e)	1.63	%(e)	(1.04)%	58%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(e)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(f)	Commenced operations on December 21, 2012.
(g)	Represents less than $0.005 or $(0.005).
(h)	Commenced operations on January 8, 2013.
(i)	Commenced operations on September 19, 2012.
(j)	Commenced operations on April 2, 2014.
(k)	The gross operating expenses are the expenses before recoupment by the Adviser.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets
	Net Asset Value Beginning of Period	Net Invest ment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on investments	Total from Investment Activities	Net Invest ment Income	Net Realized Gain on Invest ments	Total Distri butions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000s)	Gross Expenses(c)	Net Expen ses(c)(d)	Net Invest ment Income (Loss)(c)	Port folio Turn over(e)
Global Equity Fund
Class A
Year ended December 31, 2014	$11.80	0.02	0.16	0.18	(0.04)	(0.32)	(0.36)	$11.62	1.55%	$2,199	2.06%	1.85%	0.39%	83%
Period ended December 31, 2013(f)	$10.33	0.04	1.70	1.74	(0.04)	(0.23)	(0.27)	$11.80	16.69%	$3,165	2.34%	1.85%	0.36%	104%
Class C
Year ended December 31, 2014	$11.74	(0.06)	0.16	0.10	—	(0.32)	(0.32)	$11.52	0.82%	$2,520	2.81%	2.60%	(0.46)%	83%
Period ended December 31, 2013(f)	$10.33	(0.03)	1.67	1.64	—	(0.23)	(0.23)	$11.74	15.84%	$1,083	3.09%	2.60%	(0.39)%	104%
Class I
Year ended December 31, 2014	$11.77	0.05	0.17	0.22	(0.07)	(0.32)	(0.39)	$11.60	1.86%	$59,464	1.81%	1.60%	0.55%	83%
Period ended December 31, 2013(g)	$10.00	0.07	2.01	2.08	(0.08)	(0.23)	(0.31)	$11.77	20.80%	$61,314	2.09%	1.60%	0.61%	104%
Broadmark Tactical Plus Fund
Class A
Period ended December 31, 2014(h)	$12.29	0.04	(0.29)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$3	519.72%	2.05%	6.90%	0%
Class C
Period ended December 31, 2014(h)	$12.29	0.03	(0.28)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$3	454.38%	2.80%	6.03%	0%
Class I
Period ended December 31, 2014(h)	$12.29	0.04	(0.29)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$503	819.13%	1.80%	7.03%	0%
Class F
Period ended December 31, 2014(h)	$12.29	0.04	(0.29)	(0.25)	—	(0.18)	(0.18)	$11.86	(2.06)%	$30,743	4.18%	1.53%	3.56%	0%
Institutional Class
Year ended November 30, 2014	$11.66	(0.06)	1.03	0.97	—	(0.34)	(0.34)	$12.29	8.53%	$17,779	3.09%	1.49%	(0.54)%	153%
Period ended November 30, 2013(i)	$10.00	(0.01)	1.67	1.66	—	—	—	$11.66	16.60%	$9,789	29.89%	1.49%	(0.74)%	1814%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	The ratios presented include an investment adviser waiver. Without this waiver, the expense ratios would be higher.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.
(f)	Commenced operations on February 4, 2013.
(g)	Commenced operations on January 3, 2013.
(h)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(i)	Commenced operations on December 31, 2012.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Notes to Financial Statements

December 31, 2014

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2014, the Trust is comprised of seven funds. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient Alternative Beta Fund	Alternative Beta Fund	February 28, 2013
Salient Trend Fund	Trend Fund	January 2, 2013
Salient MLP & Energy Infrastructure Fund II	MLP Energy Fund	September 19, 2012
Salient MLP Fund	MLP Fund	April 2, 2014
Salient Global Equity Fund	Global Equity Fund	January 3, 2013
Salient Broadmark Tactical Plus Fund	Broadmark Fund	December 15, 2014

The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the MLP Energy Fund, and the MLP Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund and the Broadmark Fund are classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. Additionally, the Broadmark Fund offers Class F Shares. Each class of Shares is identical except as to sales charges, distribution and other expenses borne by each class, voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares and Class F Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by allocating capital across a broad set of asset classes in which Salient Adviser (as defined below) seeks to balance the sources of portfolio risk, as measured by contribution to total volatility. The Alternative Beta Fund’s and the Trend Fund’s investment objectives are to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The MLP Energy Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The investment objective of the MLP Fund is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The Broadmark Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Alternative Beta Fund, Trend Fund, Global Equity Fund and Broadmark Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Energy Fund and the MLP Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, Salient Adviser and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Adviser”) serves as the sub-advisor to the Broadmark Fund.

Under the Funds’ organizational documents, the Funds’ Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

The MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which was wholly-owned by the MLP Energy Fund, and therefore consolidated in the MLP Energy Fund’s consolidated financial statements, was organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation. The MLP Energy Fund invested in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both the MLP Energy Fund and the MLP Subsidiary. In July, 2014, SCA made the decision to liquidate the MLP Subsidiary and simultaneously transfer the investments held to the MLP Energy Fund. The orderly liquidation was completed on September 2, 2014. See note 5 for additional tax disclosures related to the transfer of investments held by the MLP Subsidiary to the MLP Energy Fund.

Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Alternative Beta Subsidiary is wholly-owned by the Alternative Beta Fund, and is therefore consolidated in the Alternative Beta Fund’s consolidated financial statements. The Alternative Beta Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Alternative Beta Fund invests in the Alternative Beta Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Alternative Beta Fund” includes both the Alternative Beta Fund and the Alternative Beta Subsidiary.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

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The Global Equity Fund and Broadmark Fund are not invested in a wholly-owned subsidiary and are presented on an individual fund basis.

The MLP Fund is organized under the laws of the State of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

For convenience, reference to the financial statements shall include those consolidated and on an individual fund basis, as the context requires.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, the Alternative Beta Fund and the Alternative Beta Subsidiary, the Trend Fund and the Trend Subsidiary, and the results of their operations each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The MLP Energy Fund, the MLP Fund, the Global Equity Fund and the Broadmark Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the

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Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (“Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price if held long, or at the last reported ask price if held short. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Adviser Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Adviser Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

•	DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as

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December 31, 2014

Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued at the midpoint of closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the Investment Fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due

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December 31, 2014

diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Energy Fund and the MLP Fund invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances,

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December 31, 2014

income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Energy Fund’s and MLP Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Energy Fund and the MLP Fund may each invest up to 15% of their total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted security held at December 31, 2014 is identified below and is also presented in the MLP Energy Fund’s Schedule of Investment.

Fund	Security		% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
MLP Energy Fund	TerraForm Power, Inc., Class A	*	0.5%	11/21/14	$7,188,990	239,633	$6,812,766

*	Security has been deemed liquid by the Adviser based on procedures approved by the Board.

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(i) ALLOCATIONS

Expenses directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust not directly related to a Fund are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that for the Broadmark Fund, each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, printing and 12b-1 fees.

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December 31, 2014

(j) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(k) DERIVATIVE INSTRUMENTS

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Alternative Beta Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the Global Equity Fund and the Broadmark Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

OPTIONS—The MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. The Broadmark Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. Options are secured by investments, as detailed in the Funds’ Schedules of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which

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December 31, 2014

is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The MLP Energy Fund had the following transactions in written call options during the period ended December 31, 2014:

MLP Energy Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	—	$—
Options written	56,994	3,420,193
Options exercised	(1,970)	(39,843)
Options expired	(825)	(60,605)
Options closed	(54,199)	(3,319,745)

Options outstanding at December 31, 2014	—	$—

The Broadmark Fund had the following transactions in purchased put options during the period ended December 31, 2014:

Broadmark Tactical Plus Fund	Number of Contracts	Premiums Paid
Options outstanding at November 30, 2014	—	$—
Options purchased	149	71,893

Options outstanding at December 31, 2014	149	$71,893

The Broadmark Fund had the following transactions in written put options during the period ended December 31, 2014.

Broadmark Tactical Plus Fund	Number of Contracts	Premiums Received
Options outstanding at November 30, 2014	—	$—
Options written	224	38,241
Options closed	(75)	(8,813)

Options outstanding at December 31, 2014	149	$29,428

SWAP AGREEMENTS—As of December 31, 2014, the Risk Parity Fund, Alternative Beta Fund and Trend Fund invested in total return swap agreements in connection with their investment objectives to gain exposure to a variety of non-traditional risk premiums.

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A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2014, and where such derivatives are recorded:

	Assets				Liabilities
Fund	Fair Value of Options Contracts	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Unrealized Gain on Swap Agreements	Fair Value of Options Contracts	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Unrealized Loss on Swap Agreements
Commodity Risk Exposure:
Risk Parity Fund	$—	$—	$485,861	$—	$—	$—	$2,233,100	$—
Alternative Beta Fund	—	—	1,186,045	—	—	—	1,038,489	—
Trend Fund	—	—	3,510,057	—	—	—	1,296,561	—
Equity Risk Exposure:
Risk Parity Fund	—	—	2,293,196	99,021	—	—	131,171	128,855
Alternative Beta Fund	—	—	195,838	8,773	—	—	163,046	9,580
Trend Fund	—	—	1,381,971	169,007	—	—	82,709	303,342
Broadmark Fund	325,565	—	—	—	125,905	—	39,014	—
Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	—	—	—	—	—	15,652	—	—
Interest Rate Risk Exposure:
Risk Parity Fund	—	—	2,785,963	—	—	—	—	—
Alternative Beta Fund	—	—	27,195	—	—	—	—	—
Trend Fund	—	—	1,255,411	—	—	—	—	—

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only current outstanding variation margin is reported in the Statements of Assets and Liabilities.

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December 31, 2014

The following is a summary of the effect of derivative instruments on the Statements of Operations for the periods ended December 31, 2014:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) from Written Options Contracts	Net Realized Gains (Losses) from Forward Foreign Currency Exchange Contracts	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Change in Unrealized Appreciation/ Depreciation on Derivatives
Commodity Risk Exposure:
Risk Parity Fund	$—	$—	$(9,123,227)	$—	$(1,456,174)
Alternative Beta Fund	—	—	(1,376,286)	—	911,599
Trend Fund	—	—	(7,287,852)	—	4,884,252
Equity Risk Exposure:
Risk Parity Fund	—	—	8,203,266	(1,420,775)	(617,165)
Alternative Beta Fund	—	—	(2,510,861)	(1,606,360)	(269,153)
Trend Fund	—	—	4,362,531	(1,817,193)	(2,145,535)
MLP Energy Fund	(881,561)	—	—	—	—
Broadmark Fund	6,112	—	(1,786)	—	(605,715)
Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	—	263,165	—	—	(797,545)
Global Equity Fund	—	—	25,456	—	(1,970)
Interest Rate Risk Exposure:
Risk Parity Fund	—	—	15,257,777	—	4,366,704
Alternative Beta Fund	—	—	(64,124)	—	2,333
Trend Fund	—	—	2,189,976	—	983,293

As described above, the Funds utilized derivative instruments to achieve their investment objectives during the period ended December 31, 2014. The Funds may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2014, the Funds are subject to master netting agreements that allow for amounts owed between each Fund and the counterparty to its transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At December 31, 2014, the Funds had one ISDA Master Agreement in place with Goldman Sachs for which master netting agreements (“MNA”) apply only to amounts owed in the same currency and in respect of the same transaction.

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December 31, 2014

The following table provides additional disclosures regarding the derivative assets net of amounts available for offset under a MNA and net of the collateral received as of December 31, 2014:

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts of Assets^	Cash Collateral Received	Net Amount
Risk Parity Fund
Swap Agreements	$99,021	$—	$99,021	$—	$99,021

Total swap agreements	$99,021	$—	$99,021	$—	$99,021

Alternative Beta Fund
Swap Agreement	$8,773	$—	$8,773	$—	$8,773

Total swap agreement	$8,773	$—	$8,773	$—	$8,773

Forward Foreign Currency Exchange Contracts(1)	$144,495	$(144,495)	$—	$—	$—

Total forward foreign currency exchange contracts	$144,495	$(144,495)	$—	$—	$—

Trend Fund
Swap Agreement	$169,007	$—	$169,007	$—	$169,007

Total swap agreement	$169,007	$—	$169,007	$—	$169,007

^

Amounts for swap agreements and forward foreign currency exchange contracts are reflected in the Statements of Assets and Liabilities as Unrealized Gain on Swap Agreements and Unrealized Appreciation on Forward Foreign Currency Exchange Contracts, respectively.

(1)	Gross amounts are presented on a taxlot basis and may not agree to the Consolidated Schedule of Investments.

The following table provides additional disclosures regarding the derivative liabilities net of amounts available for offset under a MNA and net of collateral pledged as of December 31, 2014:

	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts of Liabilities*	Cash Collateral Pledged	Net Amount
Risk Parity Fund
Swap Agreements	$128,855	$—	$128,855	$128,855	$—

Total swap agreements	$128,855	$—	$128,855	$128,855	$—

Alternative Beta Fund
Swap Agreements	$9,580	$—	$9,580	$9,580	$—

Total swap agreements	$9,580	$—	$9,580	$9,580	$—

Forward Foreign Currency Exchange Contracts(1)	$160,147	$(144,495)	$15,652	$—	$15,652

Total forward foreign currency exchange contracts	$160,147	$(144,495)	$15,652	$—	$15,652

Trend Fund
Swap Agreements	$303,342	$—	$303,342	$303,342	$—

Total swap agreements	$303,342	$—	$303,342	$303,342	$—

*

Amounts for swap agreements and forward foreign currency exchange contracts are reflected in the Statements of Assets and Liabilities as Unrealized Loss on Swap Agreements and Unrealized Depreciation on Forward Foreign Currency Exchange Contracts, respectively.

(1)	Gross amounts are presented on a taxlot basis and may not agree to the Consolidated Schedule of Investments.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

The following is a summary of the average monthly notional value of futures contracts, swap agreements and forward foreign currency exchange contracts purchased and sold by the Funds for the periods ended December 31, 2014, as well as the notional amount of futures contracts, swap agreements and forward foreign currency exchange contracts outstanding as of December 31, 2014:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2014
Risk Parity Fund
Futures contracts purchased	$373,306,251	$294,136,252
Futures contracts sold	14,666,644	3,042,153
Total return swap agreements	6,097,037	7,481,748
Alternative Beta Fund
Futures contracts purchased	$99,964,345	$17,831,207
Futures contracts sold	94,631,234	15,530,440
Total return swap agreements	3,740,645	484,961
Forward foreign currency exchange contracts	79,635,236	14,045,909
Trend Fund
Futures contracts purchased	$174,791,697	$164,789,111
Futures contracts sold	95,308,587	50,333,876
Total return swap agreements	8,093,745	13,360,055
MLP Energy Fund
Written call options	$107,853	$—
Global Equity Fund
Futures contracts sold	$1,928,260	$—
Broadmark Fund
Futures contracts purchased	$11,390,820	$11,390,820
Written put options	125,905	125,905
Purchased put options	325,565	325,565

(l) ORGANIZATION AND OFFERING COSTS

Organization costs associated with the establishment of the Trust were borne by Salient Adviser. Offering costs are amortized to expense on a straight-line basis over twelve months from the Funds’ commencement of operations.

(m) DISTRIBUTION TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Distributions from net realized capital gains, if any, are distributed annually and may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

For the MLP Energy Fund and the MLP Fund, the character of distributions made during the period from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes. For the periods ended December 31, 2014, the MLP Energy Fund’s and the MLP Fund’s distributions, respectively, are expected to be comprised of approximately 81% and 100% return of capital.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as return of capital.

(n) RETURN OF CAPITAL ESTIMATES

Distributions received from the MLP Energy Fund’s, the MLP Fund’s, and the Global Equity Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended December 31, 2014, the MLP Energy Fund, the MLP Fund, and the Global Equity Fund estimated that approximately 92%, 100% and 100% respectively, of the MLP distributions received would be treated as a return of capital. The MLP Energy Fund recorded as return of capital the amount of $21,371,797 of dividends and distributions received from its investments. Net realized gain was increased by $7,071,844 and change in net unrealized appreciation/depreciation was increased by $14,299,953 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments. The MLP Fund recorded as return of capital the amount of $696,072 of dividends and distributions received from its investments. Net realized gain was increased by $205,199 and change in net unrealized appreciation/depreciation was increased by $490,873 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments. The Global Equity Fund recorded as return of capital the amount of $53,436 of dividends and distributions received from its investments. Net realized gain was increased by $25,449 and change in net unrealized appreciation/depreciation was increased by $27,987 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(o) FEDERAL AND OTHER TAXES

The Funds, with the exception of the MLP Fund as described below, intend to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the tax years ended December 31, 2012 through December 31, 2014, and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the period ended December 31, 2014, the Funds did not recognize any amounts

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The MLP Fund, as a Subchapter C corporation, is obligated to pay federal and state income tax on its taxable income. The MLP Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the MLP Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the MLP Fund has a deferred tax asset, consideration is given as to whether or not valuation allowances are required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the MLP Fund. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment of a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the MLP Fund’s MLP holdings), the duration of statutory carry forward periods and the associated risk that operating and capital loss carry forwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the MLP Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the MLP Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The MLP Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the MLP Fund may modify its estimates or assumptions regarding the deferred tax liability. The MLP Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense in the Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

The Risk Parity Subsidiary, the Alternative Beta Subsidiary and the Trend Subsidiary (individually a “Subsidiary”, collectively the “Subsidiaries”) are exempted Cayman investment companies for tax purposes. The Subsidiaries have made applications to the Governor-in-Council of the Cayman Islands for, and have received, an undertaking exempting each Subsidiary from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiaries are Controlled Foreign Corporations (“CFCs”) for U.S. income tax purposes, and are therefore not subject to U.S. income tax. However, as wholly-owned CFCs, each Subsidiary’s net income and capital gains to the extent of their earnings and profits, are consolidated into the Risk Parity Fund’s, the Alternative Beta Fund’s and the Trend Fund’s investment companies taxable income, respectively.

For the current open tax year and for all major jurisdictions, including the U.S. federal jurisdiction and various states, management of the Risk Parity Subsidiary, the Alternative Beta Subsidiary and the Trend

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

Subsidiary have concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

(p) CFTC REGULATION

On August 13, 2013, the CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Energy Fund, the MLP Fund, and the Global Equity Fund, the respective advisors have claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Energy Fund, the MLP Fund, and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund, the Alternative Beta Fund, and the Trend Fund, Salient Adviser has not renewed, or made an initial filling with respect to the Broadmark Fund, under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

•

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

The following is a summary categorization of the Funds’ investments based upon the inputs utilized in determining the value of such investments as of December 31, 2014. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

	Level 1		Level 2		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Risk Parity Fund
Futures Contracts	$—	$3,200,749	$—	$—	$—	$3,200,749
Total Return Swap Agreements	—	—	—	(29,834)	—	(29,834)

Total	$—	$3,200,749	$—	$(29,834)	$—	$3,170,915

Alternative Beta Fund
Futures Contracts	$—	207,543	$—	$—	$—	$207,543
Total Return Swap Agreements	—	—	—	(807)	—	(807)
Forward Foreign Currency Exchange Contracts	—	—	—	(15,652)	—	(15,652)

Total	$—	$207,543	$—	$(16,459)	$—	$191,084

Trend Fund
Futures Contracts	$—	$4,768,169	$—	$—	$—	$4,768,169
Total Return Swap Agreements	—	—	—	(134,335)	—	(134,335)

Total	$—	$4,768,169	$—	$(134,335)	$—	$4,633,834

MLP Energy Fund
Master Limited Partnerships and Related Companies
Independent Power and Renewable Electricity Producers	$16,566,781	$—	$6,812,766	$—	$23,379,547	$—
Other Master Limited Partnerships and Related Companies(a)	1,430,070,614	—	—	—	1,430,070,614	—

Total	$1,446,637,395	$—	$6,812,766	$—	$1,453,450,161	$—

MLP Fund
Master Limited Partnerships and
Related Companies	$26,123,997	$—	$—	$—	$26,123,997	$—

Total	$26,123,997	$—	$—	$—	$26,123,997	$—

Global Equity Fund
Common Stocks
Consumer Discretionary	$7,206,646	$—	$1,452,310	$—	$8,658,956	$—
Consumer Staples	4,285,888	—	2,188,023	—	6,473,911	—
Financials	7,924,880	—	6,271,475	—	14,196,355	—
Health Care	5,786,828	—	1,267,419	—	7,054,247	—
Industrials	3,959,051	—	793,783	—	4,752,834	—
Other Common Stocks(a)	13,448,080	—	—	—	13,448,080	—
Registered Investment Companies	2,602,278	—	3,785,845	—	6,388,123	—

Total	$45,213,651	$—	$15,758,855	$—	$60,972,506	$—

Broadmark Fund
Registered Investment Companies	$19,319,055	$—	$—	$—	$19,319,055	$—
Options Contracts	325,565	(125,905)	—	—	325,565	(125,905)
Futures Contracts	—	(39,014)	—	—	—	(39,014)

Total	$19,644,620	$(164,919)	$—	$—	$19,644,620	$(164,919)

(a)	For detailed investment categorizations, see the accompanying Schedules of Investments.
^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts, swap agreements and written options. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

Transfers that occurred from Level 1 to Level 2 on recognition dates relate to the application of the systematic fair valuation model to value certain foreign securities in the Global Equity Fund.

Transfers from Level 1 to Level 2
Global Equity Fund	$9,648,492

(4) CREDIT FACILITY

Prior to August 27, 2014, the MLP Fund maintained a line of credit agreement with Bank of America Merrill Lynch (“BAML”) which provided a secured credit facility. Borrowings under the credit facility were secured by investments in the MLP Fund’s investment portfolio. The credit facility provided for interest to accrue on outstanding borrowed amounts at the one month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum. The average principal balance and weighted average interest rate for the period ended December 31, 2014, was approximately $6,700,226 and 1.16% respectively.

On August 27, 2014, the MLP Fund closed on an $18,000,000 committed lending facility (the “Agreement”) with The Bank of Nova Scotia (“Scotia”), transferring the outstanding balance of $9,000,000 from BAML to Scotia. Borrowings under the Agreement are secured by investments in the MLP Fund’s investment portfolio, as detailed in the MLP Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.15% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum. The average principal balance and weighted average interest rate for the period August 27, 2014 through December 31, 2014, was approximately $8,822,826 and 0.91% respectively. At December 31, 2014, the principal balance outstanding was $8,015,000 at an interest rate of 0.92%.

(5) FEDERAL INCOME TAXES

The tax character of dividends paid to shareholders during the applicable tax year ended in 2014 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2014
Risk Parity Fund	$3,276,276	$7,580,618	$10,856,894	$—	$10,856,894
Alternative Beta Fund	—	1,639,283	1,639,283	421,846	2,061,129
Trend Fund	669,542	1,557,392	2,226,934	—	2,226,934
Global Equity Fund	1,070,563	1,011,585	2,082,148	—	2,082,148
November 30, 2014
MLP Energy Fund	6,468,032	1,303,092	7,771,124	33,430,711	41,201,835
MLP Fund	—	—	—	731,672	731,672
Broadmark Fund	161,982	131,925	293,907	—	293,907

The tax character of dividends paid to shareholders during the applicable tax year ended in 2013 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2013
Risk Parity Fund	$5,416,934	$1,059,751	$6,476,685	$—	$6,476,685
Alternative Beta Fund	—	—	—	—	—
Trend Fund	5,546,043	1,870,338	7,416,381	—	7,416,381
Global Equity Fund	1,649,589	—	1,649,589	—	1,649,589
November 30, 2013
MLP Energy Fund	3,290,731	—	3,290,731	6,648,879	9,939,610
Broadmark Fund	—	—	—	—	—

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

As of the latest tax year ended, as noted below, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Accumulated Earnings (Deficit)
December 31, 2014
Risk Parity Fund	$4,214,279	$3,200,986	$—	$(22,720,742)	$(15,305,477)
Alternative Beta Fund	—	—	(5,021,434)	(908,175)	(5,929,609)
Trend Fund	161,995	2,474,490	—	(5,099,912)	(2,463,427)
Global Equity Fund	1,183,020	1,219,128	—	4,428,430	6,830,578
November 30, 2014
MLP Energy Fund	—	—	—	119,194,564	119,194,564
MLP Fund	(56,257)	—	—	898,234	841,977
Broadmark Fund	16,190	275,530	—	1,476,758	1,768,478

The differences between book-basis and tax-basis unrealized appreciation/depreciation are primarily due to deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

The following information is provided on a tax basis as of December 31, 2014:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) Before Taxes	Net Unrealized Appreciation (Depreciation) After Taxes
MLP Energy Fund	$1,352,116,482	$148,656,709	$(47,323,030)	$101,333,679	$97,900,872
MLP Fund	26,165,589	1,293,973	(1,335,565)	(41,592)	(41,592)
Global Equity Fund	56,540,172	7,862,180	(3,429,846)	4,432,334	4,432,334
Broadmark Fund	18,071,819	1,644,664	(71,863)	1,572,801	1,572,801

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of December 31, 2014, the Funds had no deferred losses.

As of the end of the applicable tax year ended in 2014, the Fund(s) had the following net capital loss carry forwards (“CLCFs”).

	Short-term Amount	Long-term Amount	Total
December 31, 2014
Alternative Beta Fund	$4,535,527	$485,907	$5,021,434

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

Deferred income taxes of the MLP Fund reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the MLP Fund’s deferred tax assets and liabilities as of December 31, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforward	$27,994
Capital loss carryforward	55,037
Net unrealized loss on investment securities	192,202

Total deferred tax assets	275,233
Less Valuation Allowance	(275,233)

Total net deferred tax assets	$—

With respect to the MLP Fund, net operating loss carry forwards (“NOLs”) are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. As of its latest tax year ended November 30, 2014, the MLP Fund has no CLCFs. The MLP Fund has $56,257 in NOLs, which expire November 30, 2034.

The MLP Fund periodically assesses the recoverability of its deferred tax asset based upon the available evidence at such time. When assessing, management considers the nature, frequency and severity of current and cumulative losses, forecasts of future profitability and the duration of statutory carry forward periods. As a result of its analysis of the recoverability of its deferred tax asset, the MLP Fund recorded the above valuation allowances as December 31, 2014.

At the time of liquidation (see note 1), the MLP Subsidiary, which was a Subchapter C corporation for federal income tax purposes, had a deferred tax liability attributable to unrealized gains on investments which were transferred to the MLP Energy Fund. Accordingly, a deferred tax liability in the amount of $3,689,597 attributable to these “built in gains” was recorded on the books of the MLP Energy Fund.

Components of the MLP Energy Fund’s current and deferred tax liabilities (attributable to the MLP Subsidiary investments) as of December 31, 2014, are as follows:

Deferred tax assets:
Net operating loss carry forward	$31,900
Capital loss carry forward	—

Total deferred tax assets	31,900
Less Deferred tax liabilities:
Unrealized gain on investment securities	(3,475,907)

Total net deferred tax liability	$(3,444,007)

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

With respect to the MLP Energy Fund, NOLs are available to be carried back up to two years to offset past taxable income of the MLP Subsidiary or carried forward up to 5 years from the date of the transfer of the investments (the “Holding Period”). SCA does not intend on liquidating these investments prior to the end of the Holding Period. CLCFs are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. As of December 31, 2014, the MLP Energy Fund has no CLCF’s and NOLs totaling $89,000.

(6) INVESTMENT TRANSACTIONS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the periods ended December 31, 2014, were as follows:

	Purchases	Sales
Risk Parity Fund	$—	$—
Alternative Beta Fund	—	—
Trend Fund	—	—
MLP EnergyFund	1,161,744,348	202,160,905
MLP Fund	41,437,957	14,290,543
Global Equity Fund	54,483,947	55,639,636
Broadmark Fund	328,711	—

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Funds pay the Administrator a monthly administration fee computed at an annual rate of 0.06% on the first $700 million in aggregate net assets of the Funds, plus 0.055% on the next $300 million in aggregate net assets of the Funds, plus 0.05% on the aggregate net assets of the Funds greater than $1 billion. The minimum annual fee varies between $65,000 and $90,000 for each Fund. Each Subsidiary fund is charged a $55,000 per annum fee. Under terms of the agreement, the administration fee is waived for the first four months of each series’ operations. Subsequent to the four month waiver, the administration fee is allocated to the Funds based on month-end net assets. The Administrator also provides the Funds with legal, compliance, custody and other investor-related services. The Funds pay the custodian monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

(8) DISTRIBUTION AGREEMENT

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected in the Statements of Operations as “Administrative services fees.”

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

(9) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by each investment adviser, under the terms of the Investment Management Agreement between Salient Adviser and the Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the Global Equity Fund, the Broadmark Fund and between SCA and the MLP Energy Fund, and the MLP Fund, each Fund, (except the Global Equity Fund and the Broadmark Fund), pays its respective adviser a monthly management fee equal to an annual rate of 0.95% of the Fund’s average daily consolidated net assets. The Global Equity Fund pays its respective adviser a monthly management fee equal to an annual rate of 1.25% of the Fund’s average daily net assets and the Broadmark Fund pays its respective Adviser a monthly management fee equal to an annual rate of 1.45% of the Fund’s average daily net assets.

Each Fund’s investment adviser (except the Global Equity Fund’s and the Broadmark Fund’s), has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, acquired fund (Risk Parity Subsidiary, Alternative Beta Subsidiary, Trend Subsidiary or MLP Subsidiary) fees, litigation and extraordinary expenses. The Global Equity Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.85% for Class A, 2.60% for Class C, and 1.60% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees, litigation and extraordinary expenses. Each expense limitation agreement expires on July 31, 2015. The Broadmark Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for class I shares, and 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees, litigation and extraordinary expenses. The Broadmark Fund expense limitation agreement for Class F shares expires December 15, 2017 and the expense limitation agreement for Class A, Class C, and Class I shares expires December 15, 2015.

Each Fund’s investment adviser is permitted to recoup expenses that it has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. The Funds are not obligated to reimburse such expenses beyond three years from the end of such year in which the adviser waived a fee or reimbursed an expense. The table below represents the investment adviser waived expense amounts subject to this potential recoupment arrangement by each Fund for 2015, 2016 and 2017.

Fund	2017	2016	2015
Risk Parity Fund	$34,946	$280,953	$139,574
Alternative Beta Fund	186,888	173,558	—
Trend Fund	124,385	191,802	—
MLP Fund	388,507	—	—
Global Equity Fund	141,839	244,707	—
Broadmark Fund	58,200	—	—

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2014

(10) FUND OWNERSHIP

As of December 31, 2014, there are entities (including omnibus accounts) that are record owners of more than 5% of the outstanding shares of the Funds. The table below presents the number of accounts owning greater than 5% of the outstanding shares of each Fund and the aggregate percentage owned of the outstanding shares of each Fund.

Fund	Number of Accounts	Aggregate Ownership Percentage
Risk Parity Fund	3	93.0%
Alternative Beta Fund	2	94.8%
Trend Fund	2	78.7%
MLP Energy Fund	5	89.8%
MLP Fund	2	96.8%
Global Equity Fund	3	94.0%
Broadmark Fund	2	93.0%

(11) AQUISITION OF FUND

On December 12, 2014, the Broadmark Fund acquired all of the assets and liabilities of Broadmark Tactical Plus Fund (the “Broadmark Target Fund”), a series of the Broadmark Funds, an open-end investment company, pursuant to a plan of reorganization (the “Reorganization”). The Reorganization was accomplished by a tax-free exchange of 1,909,680 shares of Broadmark Fund Class F Shares, valued at $22,185,319 for the 425,705 and 1,486,744 shares, respectively, of the Investor Class and Institutional Class of the Broadmark Target Fund outstanding on December 12, 2014. The Broadmark Fund also launched Class A, Class C and Class I Shares at the date of the Reorganization.

The Broadmark Target Fund’s net assets at December 12, 2014, of $22,185,319, including $977,903 of unrealized appreciation, were transferred into the Broadmark Fund, a newly formed fund under Salient MF Trust. The aggregate net assets of the Broadmark Target Fund and the Broadmark Fund immediately before the Reorganization were $22,185,319 and $0, respectively. Immediately following the Reorganization, the net assets of the Broadmark Fund were $22,185,319.

(12) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

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Notes to Financial Statements, continued

December 31, 2014

(b) CONCENTRATION RISK

The MLP Energy Fund’s and the MLP Fund’s investment portfolios are concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio’s on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio’s were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Energy Fund and the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Energy Fund and the MLP Fund invest a relatively high percentage of their assets in the obligations of a limited number of issuers, the MLP Energy Fund and the MLP Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Adviser’s and SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

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Notes to Financial Statements, continued

December 31, 2014

(f) EXCHANGE-TRADED FUND RISK

The Funds invest in exchange-traded funds (“ETF”). Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Funds pay more than net asset value (“NAV”) for an ETF when making a purchase) or discount (creating the risks that the Funds’ NAV is reduced for undervalued ETFs they hold, and that the Funds receive less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that an ETF may not be able to replicate exactly the performance of the index it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Fund invests may incur expenses not incurred by the applicable index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match its performance. To the extent that the Funds invest in ETFs, there will be some duplication of expenses because the Funds would bear their pro-rata portion of such ETFs’ advisory fees and operational expenses.

(13) SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures, in addition to those noted above, and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2014.

SALIENT MF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Salient MF Trust:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Salient Risk Parity Fund and Subsidiary, Salient Alternative Beta Fund and Subsidiary, Salient Trend Fund and Subsidiary, Salient MLP & Energy Infrastructure Fund II, Salient MLP Fund, Salient Global Equity Fund, and Salient Broadmark Tactical Plus Fund (collectively, the “Funds”) as of December 31, 2014, and the related consolidated statements of operations for each of the periods then ended, the consolidated statements of changes in net assets for each of the periods in the two-year period then ended and the consolidated financial highlights for each of the periods in the three-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. The accompanying statement of operations for the year ended November 30, 2014 and the statements of changes in net assets and financial highlights for the year ended November 30, 2014 and for the period December 31, 2012 through November 30, 2013 for the Salient Broadmark Tactical Plus Fund were audited by other auditors, whose report thereon dated January 23, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, the results of their operations for each of the periods then ended, the changes in their net assets for each of the periods in the two-year period then ended and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 2, 2015

SALIENT MF TRUST

Additional Tax Information

December 31, 2014

(Unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2014, qualify for the corporate dividends received deduction for the following Funds:

Dividends Received Deduction
Global Equity Fund	18.64%

Qualified Dividend Income
Global Equity Fund	48.23%
Broadmark Fund*	100.00%

For the fiscal year ended December 31, 2014, the amount of long-term capital gain designated by the Funds were as follows:

Long-Term Capital Gain
Risk Parity Fund	$7,580,618
Alternative Beta Fund	1,639,283
Trend Fund	1,557,391
MLP Energy Fund*	1,303,092
Global Equity Fund	1,011,585
Broadmark Fund*	275,530

For the fiscal year ended December 31, 2014, the amount of short-term capital gain designated by the Funds were as follows:

Short-Term Capital Gain
Risk Parity Fund	$6,649,059
Alternative Beta Fund	—
Trend Fund	1,286,534
MLP Energy Fund*	1,552,667
Global Equity Fund	700,277
Broadmark Fund*	78,335

*	The MLP Energy Fund and Broadmark Fund have a tax year end of November 30 and as such the amounts reported are through November 30, 2014.

SALIENT MF TRUST

Supplemental Information

December 31, 2014

(Unaudited)

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Funds who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Funds pay each Trustee who is not an “interested person” of Salient Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $30,000, paid quarterly, an annual Board meeting fee of $12,500, a fee of $1,000 per informal Board meeting, a fee of $833 per telephonic Board meeting, an annual fee of $750 for membership on the audit committee and valuation committee, an annual fee of $1,000 for membership on the compliance committee, an annual fee of $5,000 for the audit committee chair and compliance committee chair, and an annual fee of $5,000 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $10,000, paid quarterly. There are currently six Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee *	Other Directorships Held by Trustee
John A. Blaisdell(1) Age: 54 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Trustee, Principal Executive Officer (Since inception); Chairman of the Board (Since 2012)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	Salient MF Trust (7); Salient Midstream & MLP Fund (1); Salient Alternative Strategies Funds (2)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.
Jeremy L. Radcliffe(1) Age: 40 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Trustee, Secretary (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	Salient MF Trust (7); Salient Alternative Strategies Funds (2)

*	The “Fund Complex” consists of all registered investment companies advised by Salient Capital Advisors, LLC (“Salient”) and Salient Advisors, L.P., an affiliated of Salient.
(1)	This person’s status as an “interested” trustee arises from his affiliation with Salient.

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(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 75 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Trustee (Since inception)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	Salient MF Trust (7); Salient Midstream & MLP Fund (1); Salient Alternative Strategies Funds (2)	The Endowment Funds (investment companies) (five funds) since 2010; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.
Jonathan P. Carroll Age: 53 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Trustee (Since inception)	President, Lazarus Financial LLC (holding company) since 2006; private investor for the past five years.	Salient MF Trust (7); Salient Midstream & MLP Fund (1); Salient Alternative Strategies Funds (2)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014. LRR Energy, L.P. (energy company) since 2014;

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Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Dr. Bernard Harris Age: 58 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Trustee (Since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President, The Space Agency (marketing), since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	Salient MF Trust (7); Salient Midstream & MLP Fund (1); Salient Alternative Strategies Funds (2)	The Endowment Funds (investment companies) (five funds) since 2009; Babson funds (three) since 2011; Greater Houston Community Foundation, 2004-2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.
Richard C. Johnson Age: 77 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Trustee (Since inception)	Senior Counsel (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	Salient MF Trust (7); Salient Midstream & MLP Fund (1); Salient Alternative Strategies Funds (2)	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (investment companies) (three funds) since 2014.

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Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
G. Edward Powell Age: 78 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Trustee, Lead Independent Trustee (Since inception)	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	Salient MF Trust (7); Salient Midstream & MLP Fund (1); Salient Alternative Strategies Funds (2)

The Endowment Funds (investment companies) (five funds) since 2004; Energy Services International, Inc., since 2004;

Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013; The Endowment PMF Funds (investment companies) (three funds) since 2014.

Scott E. Schwinger Age: 49 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Trustee (Since inception)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	Salient MF Trust (7); Salient Midstream & MLP Fund (1); Salient Alternative Strategies Funds (2)	The Endowment Funds (investment companies) (five funds) since 2004; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; The Endowment PMF Funds (investment companies) (three funds) since 2014.

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 41 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Chief Compliance Officer (“CCO”) (Since July 2010).	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005.

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December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
John E. Price Age: 47 Address: c/o Salient MF Trust 4265 San Felipe 8th Floor Houston, TX 77027	Treasurer; Principal Financial Officer (Since January 2010).	Partner, Managing Director and Chief Financial Officer of Salient since 2003.

Form N-Q Filings

The Funds file complete Schedules of Investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds’ actual results are the performance of the portfolio of investments held by each Fund, the conditions in the U.S. and international financial, petroleum and other markets, and other factors discussed in filings with the Securities and Exchange Commission.

Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

SALIENT MF TRUST

Supplemental Information, continued

December 31, 2014

(Unaudited)

Board Consideration of the Investment Management Agreement of Salient Broadmark Tactical Plus Fund

At an in-person meeting of the Board held on July 15, 2014, the Board, including the Independent Trustees, considered and approved an Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of its series Salient Broadmark Tactical Plus Fund (the “Fund”), and Salient Advisors, L.P. (“Salient Adviser”), as well as a Sub-Advisory Agreement (“Sub-Advisory Agreement”) between Salient Adviser and Broadmark Asset Management LLC (the “Sub-Adviser”). In preparation for review of the Advisory and Sub-Advisory Agreements, the Board requested Salient Adviser and Sub-Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreements. The Independent Trustees also met in-person among themselves at the July 15, 2014 meeting to review and discuss aspects of these materials. At the request of the Independent Trustees, Salient Adviser made a presentation regarding the materials and responded to questions from the Independent Trustees relating to, among other things, portfolio management, the Fund’s investment program, Fund fee waiver caps/limitations, the Trust’s, Salient Adviser’s and Sub-Adviser’s compliance program, and Fund fee levels and comparisons to other funds. The Independent Trustees used this information, as well as other information that Salient Adviser, Sub-Adviser and other service providers submitted to the Board, to help them decide whether to approve the Advisory and Sub-Advisory Agreements. The Board also received a detailed memorandum from Fund counsel regarding the responsibilities of the Board members in connection with their consideration of the Advisory and Sub-Advisory Agreements.

As discussed below, the Board considered many factors and a significant amount of information in evaluating whether the Advisory and Sub-Advisory Agreements and the fee provided therein with respect to the Trust, on behalf of the Fund, should be approved. The Independent Trustees were advised by independent legal counsel with respect to their deliberations regarding the approval of the Advisory and Sub-Advisory Agreements. Following the Board’s review, the Independent Trustees concluded that the Advisory and Sub-Advisory Agreements should enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory and Sub-Advisory Agreements. It also was noted that the Board’s decision to approve the Advisory and Sub-Advisory Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Investment Management Agreement and Sub-Advisory Agreement, the Board considered: the background and experience of key investment personnel and Salient Adviser’s and Sub-Adviser’s ability to retain them; Salient Adviser’s and Sub-Adviser’s focus on analysis of complex asset categories; Salient Adviser’s and Sub-Adviser’s investment approach; Salient Adviser’s significant investment in and commitment to personnel, and the Sub-Adviser’s highly qualified personnel; Salient Adviser’s significant risk management and compliance efforts and oversight; and, Salient Adviser’s oversight of and interaction with service providers. The Board concluded that the nature, extent and quality of the management and advisory service to be provided were appropriate and thus supported a decision to approve the Investment Management Agreement and Sub-Advisory Agreement.

The cost of advisory service to be provided. In analyzing the projected cost of services and profitability of Salient Adviser, noting that the Sub-Advisory fee was an arm’s length negotiation between Salient Adviser and Sub-Adviser, the Board considered the potential revenues and expenses of Salient Adviser, noting that the analysis necessarily was based on estimates and projections of the Fund’s size, and that the Board would be able to make a much more complete assessment following the commencement of actual operations following the initial period of the Investment Management Agreement and Sub-Advisory Agreement. The Board took into

SALIENT MF TRUST

Supplemental Information, continued

December 31, 2014

(Unaudited)

account the significant investment by and cost to Salient Adviser regarding service infrastructure to support the Fund and its investors.

In addition, the Board recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses compounded by a start-up fund having no assets as yet. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, Salient Adviser’s and Sub-Adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the above, the Independent Trustees reviewed Salient Adviser’s methodology and assumptions regarding expenses to determine profitability. In reviewing projected profitability, the Independent Trustees recognized Salient Adviser’s investment in its fund business. Based on their review, the Independent Trustees concluded that the projected level of profitability for advisory activities was reasonable in light of the services to be provided.

On the basis of the Board’s review of the fees to be charged by Salient Adviser, and in part paid to the Sub-Adviser, for investment advisory and related services, the specialized nature of the Fund’s investment program, Salient Adviser’s and Sub-Adviser’s financial information, and the estimated costs associated with managing the Fund, the Board concluded that the level of the investment management fee is appropriate in light of the services to be provided, the management fees and estimated overall expense ratios of comparable funds and other clients of Salient Adviser and Sub-Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. While noting that the investment management fee will not decrease as the level of the Fund’s assets increase, the Board noted the expense limitations, and concluded that the investment management fee is reasonable and reflects the Fund’s investment program. The Board noted that it will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of the management fee payable to Salient Adviser, in the future.

Benefits (such as soft dollars) to Salient Adviser from its relationship with the Fund. The Board concluded that other benefits derived by Salient Adviser and Sub-Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its shareholders. In this regard, the Board noted that Salient Adviser and Sub-Adviser may not realize significant if any “soft dollar” benefits from its relationship with the Fund, Salient Adviser generally does not accept or utilize such, and the Sub-Adviser monitors such usage and its clients participate on a pro rata basis.

Other considerations. The Board determined that Salient Adviser and Sub-Adviser have made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.

SALIENT MF TRUST

Privacy Policy (Unaudited)

The Funds recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Funds’ service providers, including the Funds’ investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Funds involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Trustees and Officers

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

John E. Price, Treasurer and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Investment Advisers

Salient Advisors, L.P.

Houston, TX

Salient Capital Advisors, LLC

Houston, TX

Investment Sub-Adviser

Broadmark Asset Management LLC

New York, NY

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

Citibank, N.A.

New York, NY

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Distributor

Foreside Fund Services LLC

Portland, ME

Salient® MF Trust

4265 San Felipe, 8th Floor
Houston, Texas 77027
800.994.0755

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$231,000	$150,000
Audit-Related Fees	4,500	7,000
Tax Fees	0	0
All Other Fees	0	0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedules of Investments as of the close of the reporting period are included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	February 24, 2015

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date:	February 24, 2015